Exhibit 10.6

EXECUTION COPY

AMENDMENT AND RESTATEMENT AGREEMENT dated as of December 21, 2004, among INTERLINE BRANDS, INC., a Delaware corporation (“Holdings”), INTERLINE BRANDS, INC., a New Jersey corporation (the “Borrower”), the SUBSIDIARY LOAN PARTIES party hereto, the LENDERS party hereto, CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland and acting through its Cayman Islands branch, as Administrative Agent, and JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan Chase Bank), a national banking association, as Syndication Agent under the Credit Agreement dated as of May 29, 2003, as amended by Amendment No. 1 thereto dated as of December 19, 2003, among the Borrower, the Subsidiary Loan Parties party thereto from time to time, the Lenders party thereto from time to time (the “Existing Lenders”) and the Agents party thereto, as in effect on the date hereof (the “Existing Credit Agreement”).

WHEREAS (a) Holdings intends to consummate an initial public offering of its common stock generating gross proceeds of not less than $187,500,000 (the “Initial Public Offering”), (b) in connection with the Initial Public Offering, the Borrower will merge (the “Merger”) with Interline Subsidiary, Inc., a wholly owned subsidiary of Holdings, with the Borrower as the surviving entity in the Merger, (c) in the Merger, all the outstanding common stock of the Borrower will be converted into common stock of Holdings and all the outstanding Existing Preferred Stock will be converted into the right to receive an aggregate amount of $55,000,000 in cash and 19,187,500 shares of common stock of Holdings and (d) the Net Proceeds from the Initial Public Offering will be used by Holdings and the Borrower to (i) redeem 35% of the outstanding aggregate principal amount of Senior Subordinated Notes of the Borrower for an aggregate redemption price (including prepayment premiums and accrued interest) of approximately $78,100,000, (ii) prepay $31,250,000 aggregate principal amount of Term Loans under the Existing Credit Agreement, (iv) pay aggregate cash consideration in the Merger of $55,000,000 to the holders of the Existing Preferred Stock, (iii) pay approximately $5,000,000 in costs in connection with the termination of certain Swap Agreements of the Borrower and (iv) pay fees and expenses in connection with the foregoing of approximately $16,800,000; and

WHEREAS Holdings, the Borrower, the Subsidiary Loan Parties party hereto, the Required Restatement Lenders (as defined below) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Existing Credit Agreement be amended and restated in its entirety as set forth in Exhibit A hereto (as so amended and restated, the “Restated Credit Agreement”), (b) the Revolving Commitments under the Restated Credit Agreement shall be $100,000,000, with the Revolving Lenders set forth on Schedule I hereto (the “Restatement Revolving Lenders”) having the Revolving Commitments identified on such Schedule and (c) Holdings become a party to the Restated Credit Agreement.

NOW, THEREFORE, Holdings, the Borrower, the Subsidiary Loan Parties party hereto, the Required Restatement Lenders and the Administrative Agent hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not defined herein shall, unless the context requires otherwise, have the meanings assigned to such terms in the Restated Credit Agreement or, if not defined therein, in the Existing Credit Agreement.  As used in this Agreement:

“Decreasing Term Lenders” shall mean all Term Loan Lenders with outstanding Term Loans under the Existing Credit Agreement that (A) consent to the amendment and restatement of the Existing Credit Agreement pursuant to this Agreement and have the aggregate principal amount of their outstanding Term Loans reduced pursuant to assignments of a portion of their outstanding Term Loans to one or more Increasing Term Lenders pursuant to Section 5 of this Agreement, as specified on Schedule 2 hereto, or (B) are Departing Lenders.

“Departing Lenders” shall mean all Term Loan Lenders with outstanding Term Loans under the Existing Credit Agreement that do not consent to the amendment and restatement of the Existing Credit Agreement pursuant to this Agreement.

“Increasing Term Lenders” shall mean the lenders, which may include Existing Lenders, identified on Schedule 2 hereto as “Increasing Term Lenders”.

“Required Restatement Lenders” means, at any time, (i) each of the Lenders (as defined in the Existing Credit Agreement) required by Section 9.02 of the Existing Credit Agreement to approve the Restated Credit Agreement and (ii) each of the other Restatement Revolving Lenders.

SECTION 2.  Restatement Effective Date.  (a)  The transactions provided for in Sections 3, 4 and 5 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the Borrower and the Administrative Agent shall agree upon.

(b)                                 The “Restatement Effective Date” shall be specified by the Borrower, and shall be a date not later than December 21, 2004, as of which date all the conditions set forth or referred to in Section 6 hereof shall have been satisfied.

SECTION 3.  Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit.  (a)  The Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto, and the Administrative Agent is hereby directed by the Required Restatement Lenders to enter into such Loan Documents and to take such other actions as may be required to give

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effect to the transactions contemplated hereby.  Holdings by its signature below becomes a party to the Restated Credit Agreement and agrees to all the terms and provisions of the Restated Credit Agreement applicable to it as set forth therein.  From and after the Restatement Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Restated Credit Agreement.

(b)                                 Holdings and the Borrower hereby agree, immediately following the consummation of the Initial Public Offering, (i) to repay not less than $31,250,000 in principal amount of Term Loans under the Existing Credit Agreement on the Restatement Effective Date (the “Repaid Term Loans”) and (ii) to repay the entire aggregate principal amount of Revolving Loans and Swingline Loans (if any) outstanding under the Existing Credit Agreement on the Restatement Effective Date (the “Repaid Revolving/Swingline Loans” and, together with the Repaid Term Loans, the “Repaid Loans”), in each case together with all accrued interest and other amounts owing in respect of the Repaid Loans as of the Restatement Effective Date (including any amounts payable pursuant to Section 2.16 of the Existing Credit Agreement).  The repayment of the Repaid Loans pursuant to this clause (b) shall be effected pursuant to Section 2.11(a) of the Existing Credit Agreement.  The Required Restatement Lenders hereby waive the requirements of Section 2.11(f) of the Existing Credit Agreement to the extent, but only to the extent, such Section requires more than one Business Day’s notice of repayment to be given in connection with the prepayment of the Repaid Term Loans on the Restatement Effective Date.  The aggregate principal amount of all Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Lenders and the Issuing Bank with respect thereto after the Restatement Effective Date.

SECTION 4.  Fees and Expenses.  On the Restatement Effective Date, the Borrower shall pay by wire transfer of immediately available funds not later than 12:00 Noon (New York City time) to the Administrative Agent (a) for the account of each Decreasing Term Lender other than a Departing Lender, all amounts payable to such Decreasing Term Lender under Section 2.16 of the Existing Credit Agreement (treating such Decreasing Term Lender’s assignment of Assigned Interests (as defined below) hereunder as a prepayment of the Term Loans included therein) and (b) for the account of each Departing Lender, all amounts (other than principal of and accrued interest in respect of such Departing Lender’s outstanding Term Loans) owed to such Departing Lender under the Loan Documents, including all amounts payable to such Departing Lender under Section 2.16 of the Existing Credit Agreement (treating such Departing Lender’s assignment of Assigned Interests hereunder as a prepayment of the Term Loans included therein).

SECTION 5.  Assignments.  (a)  On the Restatement Effective Date, immediately after giving effect to the prepayment of the Repaid Term Loans under

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Section 3(c) hereof and subject to the terms and conditions set forth herein, each of the Decreasing Term Lenders shall be deemed to have sold and assigned to the Increasing Term Lenders, and each of the Increasing Term Lenders shall be deemed to have purchased and assumed from the Decreasing Term Lenders, at the principal amount thereof plus all unpaid interest accrued to but excluding the Restatement Effective Date in respect thereof, such interests, rights and obligations with respect to the Term Loans of the Decreasing Term Lenders outstanding on the Restatement Effective Date, including those interests, rights and obligations referenced in the second paragraph of Exhibit A to the Existing Credit Agreement (all such interests, rights and obligations to be referred to herein as the “Assigned Interests”), as shall be necessary in order that, after giving effect to all such sales and assignments and purchases and assumptions, (i) the Decreasing Term Lenders will hold the principal amount of Term Loans set forth under the heading “Decreasing Term Lenders” in the second column on Schedule 2 hereto, (ii) the Increasing Term Lenders will hold the principal amount of Term Loans set forth under the heading “Increasing Term Lenders” in the second column on Schedule 2 hereto and (iii) the Term Loan Lenders that are neither Decreasing Term Lenders nor Increasing Term Lenders (the “Unchanged Term Lenders”) will hold the principal amount of Term Loans set forth under the heading “Unchanged Term Lenders” in the second column on Schedule 2 hereto.  Such sales and assignments and purchases and assumptions shall be made on the terms set forth in Exhibit A to the Existing Credit Agreement, including the terms incorporated by reference into such Exhibit from Annex I thereto, and shall be deemed to comply with Section 9.04(b) of the Existing Credit Agreement, notwithstanding the failure of such sales, assignments, purchases and assumptions to comply with the minimum assignment requirement in Section 9.04(b)(ii)(A) of the Existing Credit Agreement, the requirement to pay the processing and recordation fees referenced in Section 9.04(b)(ii)(C) of the Existing Credit Agreement or the requirement to execute and deliver Assignment and Assumption Agreements in respect thereof.  Without limiting the generality of the foregoing, each Increasing Term Lender and Decreasing Term Lender hereby makes the representations and warranties required to be made under such Annex I by an Assignor and Assignee, respectively, with respect to the Assigned Interests being assigned or assumed by such Lender hereunder.

(b)                                 On the Restatement Effective Date, subject to the terms and conditions set forth herein, (i) each Increasing Term Lender purchasing and assuming the Assigned Interests pursuant to paragraph (a) above shall pay the purchase price for the Assigned Interests purchased by it pursuant to such paragraph (a) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (ii) the Administrative Agent shall pay to each Decreasing Term Lender selling and assigning the Assigned Interests pursuant to paragraph (a) above, out of the amounts received by the Administrative Agent pursuant to clause (i) of this paragraph (b) and pursuant to Section 4 hereof, the purchase price for the Assigned Interests assigned by such Decreasing Term Lender pursuant to such paragraph (a) and the other amounts payable to such Decreasing Term Lender under Section 4 hereof by wire transfer of immediately available funds to the account designated by such Decreasing Term Lender to the Administrative Agent not later than 5:00 p.m. (New York City time).

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(c)                                  Each of the parties hereto hereby consents to the sales, assignments, purchases and assumptions provided for in paragraphs (a) and (b) above, and agrees that each Increasing Term Lender shall be a party to the Restated Credit Agreement and, to the extent of the interests purchased by such Increasing Term Lender pursuant to such paragraphs or held by such Increasing Term Lender prior to the Restatement Effective Date, shall have the rights and obligations of a Term Lender under the Amended and Restated Credit Agreement.

(d)                                 If the Restatement Effective Date shall not occur on the date specified therefor pursuant hereto, the provisions of Section 2.16(c) of the Existing Credit Agreement shall be applicable (treating the nonoccurrence of the sales and assignments and purchases and assumptions contemplated by paragraphs (a) and (b) of this Section for purposes of such Section 2.16 as the failure by the Borrower to (i) repay Term Loans of the Decreasing Term Lenders and (ii) borrow from the Increasing Term Lenders the Term Loans to be purchased by the Increasing Lenders, in each case, as contemplated by paragraph (a) of this Section).

SECTION 6.  Conditions.  The consummation of the transactions set forth in Sections 3, 4 and 5 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

(a)                                  The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower, the Subsidiary Loan Parties party hereto and the Restatement Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)                                 The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for Holdings and the Borrower, substantially in the form of Exhibit B, and (ii) Dechert LLP, substantially in the form of Exhibit C.  Holdings and the Borrower hereby request such counsel to deliver such opinions.

(c)                                  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)                                 The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement.

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(e)                                  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

(f)                                    The Collateral Agent shall have received (i) all documents and instruments required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Documents after giving effect to the Transactions, (ii) the results of bring-down searches of the Uniform Commercial Code filings made with respect to the Loan Parties and (iii) a completed update to the Perfection Certificate dated the Restatement Effective Date (which shall include all relevant information regarding Holdings) and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby.

(g)                                 The Collateral Agent shall have received (i) to the extent requested by the Collateral Agent, amendments to each Mortgage executed in connection with the Existing Credit Agreement providing that the Obligations shall be secured by a Lien on each Mortgaged Property, signed on behalf of the record owner of such Mortgaged Property, and (ii) such title searches, legal opinions and other documents with respect thereto as the Collateral Agent may reasonably request with respect to any such Mortgage, all at the expense of the Loan Parties.

(h)                                 The Administrative Agent shall have received evidence that the insurance required by Section 5.07 of the Restated Credit Agreement and the Security Documents is in effect.

(i)                                     A Reaffirmation Agreement substantially in the form of Exhibit D hereto shall have been delivered by each party thereto.

(j)                                     The Initial Public Offering shall have been consummated, and Holdings shall have received not less than $187,500,000 in gross cash proceeds as a result of the Initial Public Offering.  Holdings and the Borrower shall have repaid the Repaid Loans in accordance with Section 3(b) above.

Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3, 4 and 5 of this Agreement and the obligations of the Lenders to make Loans under the Restated Credit Agreement shall not become effective unless each of the foregoing conditions is satisfied or waived at or prior to 5:00 p.m., New York City time, on December 21, 2004 (and, in the event such conditions are not so satisfied or waived, this Agreement shall terminate at such time).

SECTION 7.  Effectiveness; Counterparts; Amendments; Fees.  This Agreement shall become effective when copies hereof that, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent, the Subsidiary Loan Parties party hereto and the Required Restatement Lenders shall have been received by

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the Administrative Agent.  This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Subsidiary Loan Parties party hereto, the Administrative Agent and the Required Restatement Lenders.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8.  No Novation.  Neither this Agreement nor the sales, assignments, purchases and assumptions contemplated hereby shall extinguish the Loans outstanding under the Existing Credit Agreement or release the Liens granted under the Security Documents.  Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding after the Restatement Effective Date as modified hereby.  Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

SECTION 9.  Notices.  All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

SECTION 10.  Applicable Law; Waiver of Jury Trial.  (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B)                                EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.11 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

INTERLINE BRANDS, INC.,
a Delaware corporation,

by:
/s/ Thomas J. Tossavainen
	Name:	Thomas J. Tossavainen
	Title:	Vice President of Finance &
Treasurer

INTERLINE BRANDS, INC.,
a New Jersey corporation,

by:
/s/ Thomas J. Tossavainen
	Name:	Thomas J. Tossavainen
	Title:	Vice President of Finance &
Treasurer

WILMAR FINANCIAL, INC.,

by:
/s/ Thomas J. Tossavainen
	Name:	Thomas J. Tossavainen
	Title:	Vice President of Finance &
Treasurer

WILMAR HOLDINGS, INC.,

by:
/s/ Thomas J. Tossavainen
	Name:	Thomas J. Tossavainen
	Title:	Vice President of Finance &
Treasurer

GLENWOOD ACQUISITION LLC,

by:
/s/ Thomas J. Tossavainen
	Name:	Thomas J. Tossavainen
	Title:	Vice President of Finance &
Treasurer

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, individually and as Administrative Agent,

by:
/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Director

by:
/s/ Ian W. Nalitt
	Name:	Ian W. Nalitt
	Title:	Associate

JPMORGAN CHASE BANK, N.A.,
individually and as Syndication Agent,

by:
/s/ William J. Caggiano
	Name:	William J. Caggiano
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution: ORIX FINANCIAL SERVICES, INC.

by:
/s/ Christopher L. Smith
	Name:	Christopher L. Smith
	Title:	Authorized Representative

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution: SUN TRUST BANK

by:
/s/ David W. Penter
	Name:	David W. Penter
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	GMAC COMMERCIAL FINANCE LLC

by:
/s/ David Grabosky
	Name:	David Grabosky
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	FLEET NATIONAL BANK,
a Bank of America Company

by:
/s/ Peter Van Der Horst
	Name:	Peter Van Der Horst
	Title:	Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution: THE BANK OF NEW YORK

by:
/s/ Susan M. Graham
	Name:	Susan M. Graham
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	LEHMAN COMMERCIAL PAPER INC.

by:
/s/ Francis Chang
	Name:	Francis Chang
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	GREEN LANE CLO LTD.

by:
/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	MERRILL LYNCH CAPITAL, a
division of Merrill Lynch Business
Financial Services Inc.

by:
/s/ Kelli O’Connell
	Name:	Kelli O’Connell
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	SANKATY ADVISORS, LLC as
Collateral Manager for Castle Hill
I-Ingots, Ltd., as Term Lender

by:
/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	SANKATY ADVISORS, LLC as
Collateral Manager for Brant Point
CBO 2000-1 Ltd., as Term Lender

by:
/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	SANKATY ADVISORS, LLC as
Collateral Manager for Race Point
CLO, Limited, as Term Lender

by:
/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	SANKATY ADVISORS, LLC as
Collateral Manager for Castle Hill III
CLO, Limited, as Term Lender

by:
/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	SANKATY HIGH YIELD
PARTNERS II, L.P.

by:
/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	SANKATY ADVISORS, LLC as
Collateral Manager for Race Point II
CLO, Limited, as Term Lender

by:
/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	KZH CYPRESSTREE-1 LLC

by:
/s/ Hi Hua
	Name:	Hi Hua
	Title:	Authorized Agent

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	KZH STERLING LLC

by:
/s/ Hi Hua
	Name:	Hi Hua
	Title:	Authorized Agent

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	HARBOUR TOWN FUNDING LLC

by:
/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	By:	CALLIDUS DEBT PARTNERS
CLO FUND II, LTD.
	By:	Its Collateral Manager
Callidus Capital
Management, LLC

by:
/s/ Wayne Mueller
	Name:	Wayne Mueller
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	MORGAN STANLEY PRIME
INCOME TRUST

by:
/s/ Elizabeth Bodisch
	Name:	Elizabeth Bodisch
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	REGIMENT CAPITAL, LTD.

By:	Regiment Capital Management, LLC
as its Investment Advisor

By:	Regiment Capital Advisors, LLC
its Manager and pursuant to delegated
authority

by:
/s/ Timothy S. Peterson
	Name:	Timothy S. Peterson
	Title:	President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	VAN KAMPEN
SENIOR INCOME TRUST
	By:	Van Kampen Investment
Advisory Corp.

by:
/s/ Darvin Pierce
	Name:	Darvin Pierce
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	VAN KAMPEN
SENIOR LOAN FUND
	By:	Van Kampen Investment
Advisory Corp.

by:
/s/ Darvin Pierce
	Name:	Darvin Pierce
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	WACHOVIA BANK, NA

by:
/s/ C. Jeffrey Seaton
	Name:	C. Jeffrey Seaton
	Title:	C.V.P./M.D.

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	EATON VANCE SENIOR INCOME
TRUST
	By:	Eaton Vance Management
as Investment Advisor

by:
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	EATON VANCE INSTITUTIONAL
SENIOR LOAN FUND
	By:	Eaton Vance Management
as Investment Advisor

by:
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	EATON VANCE CDO III, LTD.
	By:	Eaton Vance Management
as Investment Advisor

by:
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	EATON VANCE CDO V, LTD.
	By:	Eaton Vance Management
as Investment Advisor

by:
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	EATON VANCE CDO VI, LTD.
	By:	Eaton Vance Management
as Investment Advisor

by:
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	GRAYSON & CO.
	By:	Boston Management and
Research as Investment Advisor

by:
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	BIG SKY LOAN FUND, LTD.
	By:	Eaton Vance Management
as Investment Advisor

by:
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research
as Investment Advisor

by:
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	EATON VANCE
LIMITED DURATION INCOME
FUND
	By:	Eaton Vance Management
as Investment Advisor

by:
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	CENTURION CDO VI, LTD.
	By:	American Express Asset
Management Group as Collateral
Manager

by:
/s/ Vincent P. Pham
		Name:	Vincent P. Pham
		Title:	Director-Operations

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	SEQUILS-CENTURION V., LTD.
	By:	American Express Asset
Management Group, Inc. as
Collateral Manager

by:
/s/ Vincent P. Pham
		Name:	Vincent P. Pham
		Title:	Director-Operations

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	IDS LIFE INSURANCE COMPANY
	By:	American Express Asset
Management Group, Inc. as
Collateral Manager

by:
/s/ Yvonne Stevens
		Name:	Yvonne Stevens
		Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	AMERICAN EXPRESS
CERTIFICATE COMPANY
	By:	American Express Asset
Management Group as Collateral
Manager

by:
/s/ Yvonne Stevens
		Name:	Yvonne Stevens
		Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	FRANKLIN CLO II, LIMITED

by:
/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	FRANKLIN CLO III, LIMITED

by:
/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	FRANKLIN CLO IV, LIMITED

by:
/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	FRANKLIN FLOATING RATE
DAILY ACCESS FUND

by:
/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	FRANKLIN FLOATING RATE
TRUST

by:
/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	FRANKLIN FLOATING RATE
MASTER SERIES

by:
/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	DRYDEN IV – LEVERAGED LOAN
CDO 2003
	By:	Prudential Investment
Management, Inc., as Collateral
Manager

by:
/s/ Martha Tuttle
		Name:	Martha Tuttle
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	DRYDEN III – LEVERAGED LOAN
CDO 2002
	By:	Prudential Investment
Management, Inc., as Collateral
Manager

by:
/s/ Martha Tuttle
		Name:	Martha Tuttle
Title:

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	WHITNEY PRIVATE DEBT FUND,
L.P.

by:
/s/ Kevin J. Curley
	Name:	Kevin J. Curley
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF DECEMBER 21, 2004, AMONG INTERLINE BRANDS, INC., A DELAWARE CORPORATION, INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, THE SUBSIDIARY LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT.

Institution:	SKY CBNA LOAN FUNDING LLC

by:
/s/ Jessica Moreno
	Name:	Jessica Moreno
	Title:	Attorney-In-Fact

EXHIBIT A

AMENDED AND RESTATED
CREDIT AGREEMENT

dated as of

December 21, 2004,

among

INTERLINE BRANDS, INC.,
a Delaware corporation,
as Holdings

INTERLINE BRANDS, INC.,
a New Jersey corporation
as Borrower,

The Lenders Party Hereto,

CREDIT SUISSE FIRST BOSTON,
as Administrative Agent,

and

JPMORGAN CHASE BANK, N.A.
(f/k/a JPMorgan Chase Bank),
as Syndication Agent

J.P.  MORGAN SECURITIES INC.

and

CREDIT SUISSE FIRST BOSTON,

as Joint Bookrunners and Co-Lead Arrangers

[CS&M Ref. 06701-2921

2

TABLE OF CONTENTS

ARTICLE I

Definitions

SECTION 1.01. Defined Terms
SECTION 1.02. Classification of Loans and Borrowings
SECTION 1.03. Terms Generally
SECTION 1.04. Accounting Terms; GAAP

ARTICLE II

The Credits

SECTION 2.01. Commitments
SECTION 2.02. Loans and Borrowings
SECTION 2.03. Requests for Borrowings
SECTION 2.04. Swingline Loans
SECTION 2.05. Letters of Credit
SECTION 2.06. Funding of Borrowings
SECTION 2.07. Interest Elections
SECTION 2.08. Termination and Reduction of Commitments
SECTION 2.09. Repayment of Loans; Evidence of Debt
SECTION 2.10. Amortization of Term Loans
SECTION 2.11. Prepayment of Loans
SECTION 2.12. Fees
SECTION 2.13. Interest
SECTION 2.14. Alternate Rate of Interest
SECTION 2.15. Increased Costs
SECTION 2.16. Break Funding Payments
SECTION 2.17. Taxes
SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs
SECTION 2.19. Mitigation Obligations; Replacement of Lenders
SECTION 2.20. Incremental Extensions of Credit

ARTICLE III

Representations and Warranties

SECTION 3.01. Organization; Powers
SECTION 3.02. Authorization; Enforceability
SECTION 3.03. Governmental Approvals; No Conflicts
SECTION 3.04. Financial Condition; No Material Adverse Change
SECTION 3.05. Properties

i

SECTION 3.06. Litigation and Environmental Matters
SECTION 3.07. Compliance with Laws and Agreements
SECTION 3.08. Investment and Holding Company Status
SECTION 3.09. Taxes
SECTION 3.10. ERISA
SECTION 3.11. Disclosure
SECTION 3.12. Subsidiaries
SECTION 3.13. Insurance
SECTION 3.14. Labor Matters
SECTION 3.15. Solvency
SECTION 3.16. Senior Indebtedness; Designated Senior Indebtedness

ARTICLE IV

Conditions

SECTION 4.01. [Intentionally Omitted.]
SECTION 4.02. Each Credit Event

ARTICLE V

Affirmative Covenants

SECTION 5.01. Financial Statements and Other Information
SECTION 5.02. Notices of Material Events
SECTION 5.03. Information Regarding Collateral
SECTION 5.04. Existence; Conduct of Business
SECTION 5.05. Payment of Obligations
SECTION 5.06. Maintenance of Properties
SECTION 5.07. Insurance
SECTION 5.08. Casualty and Condemnation
SECTION 5.09. Books and Records; Inspection and Audit Rights
SECTION 5.10. Compliance with Laws
SECTION 5.11. Use of Proceeds and Letters of Credit
SECTION 5.12. Additional Subsidiaries
SECTION 5.13. Further Assurances

ARTICLE VI

Negative Covenants

SECTION 6.01. Indebtedness; Certain Equity Securities
SECTION 6.02. Liens
SECTION 6.03. Fundamental Changes
SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions
SECTION 6.05. Asset Sales
SECTION 6.06. Sale and Leaseback Transactions

SECTION 6.07. Swap Agreements
SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness
SECTION 6.09. Transactions with Affiliates
SECTION 6.10. Restrictive Agreements
SECTION 6.11. Amendment of Material Documents
SECTION 6.12. Interest Expense Coverage Ratio
SECTION 6.13. Net Leverage Ratio
SECTION 6.14. Maximum Capital Expenditures

ARTICLE VII

Events of Default

ARTICLE VIII

The Administrative Agent

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices
SECTION 9.02. Waivers; Amendments
SECTION 9.03. Expenses; Indemnity; Damage Waiver
SECTION 9.04. Successors and Assigns
SECTION 9.05. Survival
SECTION 9.06. Counterparts; Integration; Effectiveness
SECTION 9.07. Severability
SECTION 9.08. Right of Setoff
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process
SECTION 9.10. WAIVER OF JURY TRIAL
SECTION 9.11. Headings
SECTION 9.12. Confidentiality
SECTION 9.13. Interest Rate Limitation
SECTION 9.14. USA Patriot Act
SECTION 9.15. Existing Credit Agreement; Effectiveness of Amendment and Restatement

SCHEDULES:

Schedule 1.01(a)		—	Mortgaged Property
Schedule 1.01(b)		—	Specified Properties
Schedule 2.01		—	Commitments
Schedule 3.05		—	Real Property
Schedule 3.06		—	Disclosed Matters
Schedule 3.12		—	Subsidiaries
Schedule 3.13		—	Insurance
Schedule 6.01		—	Existing Indebtedness
Schedule 6.02		—	Existing Liens
Schedule 6.04		—	Existing Investments
Schedule 6.09		—	Transactions with Affiliates
Schedule 6.10		—	Existing Restrictions

EXHIBITS:

Exhibit A	—	Form of Assignment and Assumption
Exhibit B	—	Form of Borrowing Request
Exhibit C	—	Form of Interest Election Request
Exhibit D-1	—	[Intentionally Omitted]
Exhibit D-2	—	[Intentionally Omitted]
Exhibit E	—	Form of Guarantee and Collateral Agreement
Exhibit F	—	Form of Perfection Certificate
Exhibit G	—	Form of Reaffirmation and Joinder Agreement

AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 21, 2004, among INTERLINE BRANDS, INC., a Delaware corporation (“Holdings”), INTERLINE BRANDS, INC., a New Jersey corporation (the “Borrower”), the LENDERS party hereto, CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland and acting through its Cayman Islands branch, as Administrative Agent, and JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan Chase Bank), a national banking association, as Syndication Agent.

Reference is made to the Credit Agreement dated as of May 29, 2003, as amended by Amendment No. 1 thereto dated as of December 19, 2003, among the Borrower, the Lenders party thereto, the Administrative Agent and the Syndication Agent (the “Existing Credit Agreement”).

Holdings intends to consummate an initial public offering of its common stock generating gross proceeds of not less than $187,500,000 (the “Initial Public Offering”).  In connection with the Initial Public Offering, the Borrower will merge (the “Merger”) with Interline Subsidiary, Inc., a wholly owned subsidiary of Holdings, with the Borrower as the surviving entity in the Merger and a wholly owned subsidiary of Holdings.  In the Merger, all the outstanding common stock of the Borrower will be converted into common stock of Holdings and all the outstanding Existing Preferred Stock will be converted into the right to receive $55,000,000 in cash and 19,187,500 shares of common stock of Holdings.  The Net Proceeds from the Initial Public Offering will be used by Holdings and the Borrower to (a) redeem 35% of the outstanding aggregate principal amount of Senior Subordinated Notes of the Borrower for an aggregate redemption price (including prepayment premiums and accrued interest) of approximately $78,100,000, (b) prepay $31,250,000 aggregate principal amount of Term Loans under the Existing Credit Agreement, (c) pay aggregate cash consideration in the Merger of $55,000,000 to the holders of the Existing Preferred Stock, (d) pay approximately $5,000,000 in costs in connection with the termination of certain Swap Agreements of the Borrower and (e) pay fees and expenses in connection with the foregoing of approximately $16,800,000.  The balance, if any, of the Net Proceeds from the Initial Public Offering will be retained by the Borrower and used for general corporate purposes.  The transactions described in this paragraph are collectively referred to as the “IPO Transactions”.

Subject to the satisfaction of the conditions set forth in the Amendment and Restatement Agreement dated as of the date hereof among Holdings, the Borrower, the Required Restatement Lenders (as defined therein), the Administrative Agent and the Syndication Agent (the “Amendment and Restatement Agreement”), the Existing Credit Agreement shall be amended and restated as provided herein.

ARTICLE I

Definitions

SECTION 1.01.  Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Additional Senior Subordinated Notes” means any senior subordinated notes issued by the Borrower after the Restatement Effective Date and the Indebtedness represented thereby; provided that (a) such senior subordinated notes (i) shall not provide for guarantors, obligors or security in addition to those which apply to the Senior Subordinated Notes, (ii) shall not have a maturity date that is earlier than the date that is 180 days after the Term Loan Maturity Date or provide for any amortization, sinking fund or other scheduled payments (other than regularly scheduled interest payments) prior to the date that is 180 days after the Term Loan Maturity Date and (iii) shall be subordinated to the Obligations on terms not less favorable to the Lenders than the terms in respect of the Senior Subordinated Notes and (b) all other terms (excluding interest rates and redemption premiums) of such senior subordinated notes shall not be materially less favorable to the Lenders than those existing with respect to the Senior Subordinated Notes.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means Credit Suisse First Boston, in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agents” means the Administrative Agent and the Syndication Agent.

“Agreement” means this Amended and Restated Credit Agreement, as the same may be renewed, extended, modified, supplemented or amended from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%.  Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Amendment and Restatement Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Applicable Percentage” means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender’s Revolving Commitment.  If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

“Applicable Rate” means, for any day (a) with respect to any ABR Loan or Eurodollar Loan that is a Term Loan or Revolving Loan, as the case may be, the applicable rate per annum set forth below under the caption “Term Loan ABR Spread”, “Term Loan Eurodollar Spread”, “Revolving Loan ABR Spread” or “Revolving Loan Eurodollar Spread”, as the case may be, based upon the Net Leverage Ratio or, with respect to a Revolving Loan, the Leverage Ratio, in each case, as of the most recent determination date:

Applicable Rates for Term Loans

Net Leverage Ratio:	Term Loan ABR Spread	Term Loan Eurodollar Spread

Category 1	1.25%	2.25%
Ratio is greater than 4.25 to 1.00
Category 2	1.25%	2.25%
Ratio is less than or equal to 4.25 to 1.00 but greater than 3.50 to 1.00
Category 3	1.25%	2.25%
Ratio is less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00
Category 4	1.25%	2.25%
Ratio is less than or equal to 3.00 to 1.00 but great than or equal to 2.25 to 1.00
Category 5	1.00%	2.00%
Ratio is less than 2.25 to 1.00

Applicable Rates for Revolving Loans

Leverage Ratio:	Revolving Loan ABR Spread	Revolving Loan Eurodollar Spread

Category 1	2.75%	3.75%
Ratio is greater than 4.25 to 1.00
Category 2	2.50%	3.50%
Ratio is less than or equal to 4.25 to 1.00 but greater than 3.50 to 1.00
Category 3	2.25%	3.25%
Ratio is less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00
Category 4	1.75%	2.75%
Ratio is less than or equal to 3.00 to 1.00 but great than or equal to 2.25 to 1.00
Category 5	1.75%	2.75%
Ratio is less than 2.25 to 1.00

For purposes of the foregoing, (i) the Net Leverage Ratio or Leverage Ratio, as applicable, shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the Borrower’s consolidated financial statements delivered pursuant to Section 5.01 (a) or (b) or, in the case of a fiscal quarter of any fiscal year, a Pricing Certificate, and (ii) each change in the Applicable Rate resulting from a change in the Net Leverage Ratio or Leverage Ratio, as applicable, shall be effective during the period commencing on and including the date that is three Business Days after the date of delivery to the Administrative Agent of such consolidated financial statements or Pricing Certificate indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Net Leverage Ratio or Leverage Ratio, as applicable, shall be deemed to be in Category 1, at the option of the Administrative Agent or at the request of the Required Lenders, (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01 (a) or (b), during the period from the expiration of the time for delivery thereof until the third Business Day after such consolidated financial statements are delivered.

“Approved Fund” has the meaning assigned to such term in Section 9.04.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means Interline Brands, Inc., a New Jersey corporation.

“Borrowing” means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 and substantially in the form of Exhibit B, or such other form as shall be approved by the Administrative Agent.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Buyers Access” means Buyers Access LLC, a Delaware limited liability company.

“Buyers Access Operating Agreement” means the limited liability company agreement dated as of April 16, 2003, among Buyers Access, Glenwood Acquisition LLC, AIMCO/NHP Holdings, Inc. and James M.  Sweeney.

“Capital Expenditures” means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and the Subsidiaries, on a consolidated basis, that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP (including expenditures for maintenance and repairs which should be capitalized in accordance with GAAP) and (b) Capital Lease Obligations incurred by the Borrower and the Subsidiaries, on a consolidated basis, during such period; provided that Capital Expenditures shall not include (i) expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire, maintain, develop, construct, improve or repair assets or properties useful in the business of the Borrower or (ii) investments that constitute a Permitted Acquisition pursuant to clause (a) of Section 6.04.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Certificate of Designation” means the Wilmar Industries, Inc. Certificate of Designation of Senior Preferred Stock dated May 16, 2000, as in effect on the date hereof.

“Change in Control” means (a) the failure by Holdings to own, directly or indirectly, beneficially and of record, Equity Interests in the Borrower representing 100% of each of the aggregate voting power and aggregate equity value represented by the issued and outstanding Equity Interests in the Borrower; (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the SEC thereunder as in effect on the date hereof), other than the Permitted Investors, of Equity Interests representing more than 35% of the aggregate voting power or aggregate equity value represented by the issued and outstanding Equity Interests in Holdings, which represents a greater percentage of the aggregate ordinary voting power or the aggregate equity value, as applicable, represented by the issued and outstanding Equity Interests in Holdings than the percentage of the aggregate ordinary voting power or the aggregate equity value, as applicable, owned, directly or indirectly, beneficially and of record, by the Sponsors; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither (i) nominated by the board of directors of Holdings nor (ii) appointed by directors so nominated; (d) the acquisition of direct or indirect Control of Holdings by any Person or group other than the Sponsors; or (e) the occurrence of a “Change of Control”, as defined in the Senior Subordinated Debt Documents or the terms of any Additional Senior Subordinated Notes.

“Change in Law” means (a) the adoption of any law, rule or regulation after the Original Closing Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term Loans, Incremental Extensions of Credit or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or any Commitment in respect of an Incremental Extension of Credit.

“CLO” has the meaning assigned to such term in Section 9.04.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all “Collateral”, as defined in any applicable Security Document.

“Collateral Agent” means the Administrative Agent or other Person acting as collateral agent for the Secured Parties (as defined in the Collateral Agreement) under the Security Documents.

“Collateral Agreement” means the Guarantee and Collateral Agreement among Holdings, the Borrower, the Subsidiary Loan Parties and the Collateral Agent, substantially in the form of Exhibit E.

“Collateral and Guarantee Requirement” means the requirement that:

(a)                                  the Administrative Agent shall have received from each Loan Party either (i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Restatement Effective Date, a supplement to the Collateral Agreement, substantially in the form specified therein, duly executed and delivered on behalf of such Loan Party;

(b)                                 all outstanding Equity Interests of (i) the Borrower and (ii) each Subsidiary owned by or on behalf of any Loan Party shall have been pledged pursuant to the Collateral Agreement (except that the Loan Parties shall not be required to pledge (i) more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary that is not a Loan Party but is owned directly by a Loan Party, (ii) any Equity Interests of a Foreign Subsidiary that is not owned directly by a Loan Party and (iii) any Equity Interests in a Joint Venture or Glenwood Acquisition LLC), and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank;

(c)                                  all Indebtedness of Holdings, the Borrower and each Subsidiary that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement and the Administrative Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank;

(d)                                 all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Collateral Agreement and perfect such Liens to the extent required by, and with the priority required by, the Collateral Agreement, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

(e)                                  the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first-priority Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, and (iii) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgage or Mortgaged Property; and

(f)                                    each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

“Commitment” means a Revolving Commitment or any commitment in respect of an Incremental Extension of Credit or any combination thereof (as the context requires).

“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest accrued during such period in respect of Indebtedness of the Borrower or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, plus (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(ii) below that were amortized or accrued in a previous period, minus (b) the sum of (i) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period plus (iii) interest income for such period.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense of the Borrower and the Subsidiaries for such period, (ii) consolidated income tax expense of the Borrower and the Subsidiaries for such period (including any income tax expense of Holdings for such period to the extent the Borrower has made payment to or for the account of Holdings in respect thereof), (iii) all amounts attributable to depreciation and amortization for such period, (iv) amortization or write-down of intangibles (including goodwill), (v) costs and expenses paid by the Borrower in connection with the Transactions in an aggregate amount not to exceed $16,800,000 in the fiscal year ending December 31, 2004 or within 180 days thereafter, (vi) expenses and payments directly attributable to the termination of real estate leases or real estate sales, the relocation of distribution and call center facilities and severance in an aggregate amount not to exceed $1,400,000, (vii) any extraordinary non-cash charges of the Borrower and the Subsidiaries for such period and (viii) any compensation expense or other charges of the Borrower and the Subsidiaries for such period in respect of split-dollar life insurance cancellation costs and loans to officers, in each case arising out of the IPO Transactions, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, (i) any extraordinary gains of the Borrower and the Subsidiaries for such period and (ii) write-up of intangibles (including goodwill), all determined on a consolidated basis in accordance with GAAP.  For purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters for testing compliance with Sections 6.12 and 6.13 and for determining the Applicable Rate and compliance with Section 2.11(d), if the Borrower or any consolidated Subsidiary has made any Permitted Acquisition during such period of four consecutive fiscal quarters ending on the date on which the most recent fiscal quarter ended, Consolidated EBITDA for the relevant period shall be calculated after giving pro forma effect thereto (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) as if such Permitted Acquisition had occurred on the first day of the four consecutive fiscal quarter period for which such calculation is being made (including cost savings to the extent such cost savings would be permitted to be reflected in pro forma financial information complying with the requirements of GAAP and Article XI of Regulation S-X under the Securities Exchange Act of 1934, as amended).

“Consolidated Net Income” means, for any period, the net income or loss of the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (adjusted to reflect any charge, tax or expense incurred or accrued by Holdings during such period as though such charge, tax or expense had been incurred by the Borrower, to the extent that the Borrower has made or is permitted under the Loan Documents to make any payment to or for the account of Holdings in respect thereof); provided that there shall be excluded (a) the income of any Person (other than a Loan Party) in which any other Person (other than the Borrower or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other cash distributions actually paid to the Borrower or any of the Subsidiaries during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such Person’s assets are acquired by the Borrower or any Subsidiary.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“dollars” or “$” refers to lawful money of the United States of America.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or health and safety matters.

“Environmental Liability” means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs, (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to:  (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; or (h) the existence of any event or condition that could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excess Cash Flow” means, for any fiscal year, the sum (without duplication) of:

(a)                                  the Consolidated Net Income for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

(b)                                 the depreciation, amortization and other non-cash charges or losses deducted in determining Consolidated Net Income for such fiscal year; plus

(c)                                  the amount, if any, by which Net Working Capital decreased during such fiscal year; minus

(d)                                 the sum of (i) any non-cash gains included in determining such consolidated net income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year; minus

(e)                                  the sum of (i) Capital Expenditures for such fiscal year (except to the extent (A) attributable to the incurrence of Capital Lease Obligations, (B) financed by incurring Long-Term Indebtedness or (C) made pursuant to Section 6.14(a)(ii) or Section 6.14(c)) plus (ii) any consideration paid during such fiscal year to make Permitted Acquisitions or other capital investments to the extent paid using cash generated in the ordinary course of the Borrower’s business; minus

(f)                                    the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by the Borrower and the Subsidiaries, on a consolidated basis, during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit (unless and to the extent that there is a corresponding reduction in the Revolving Commitments), (ii) Term Loans prepaid pursuant to Section 2.11(a), (c) or (d), and (iii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) net income or franchise taxes imposed by the United States of America, a state, locality or other political subdivision thereof or by any jurisdiction (or political subdivision thereof) under the laws of which such recipient is subject to such taxes as a result of a present or former connection to such jurisdiction, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.17(a), or (ii) is attributable to such Foreign Lender’s failure to comply with Section 2.17(e).

“Existing Credit Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Existing Preferred Stock” means preferred stock of the Borrower issued pursuant to the Certificate of Designation.

“Federal Funds Effective Rate” means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located.  For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party or applicant in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Hazardous Materials” means (a) petroleum products and byproducts, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone-depleting substances; or (b) any chemical, material, substance, waste, pollutant or contaminant that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Holdings” means Interline Brands, Inc., a Delaware corporation.

“Incremental Extensions of Credit” has the meaning assigned to such term in Section 2.20.

“Incremental Facility Amendment” has the meaning assigned to such term in Section 2.20.

“Incremental Facility Closing Date” has the meaning assigned to such term in Section 2.20.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party or applicant in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.  For the avoidance of doubt, “Indebtedness” shall not include post-closing payment adjustments or earn-outs to which the seller in a Permitted Acquisition may be entitled (except to the extent provided under clause (c) of the definition of “Pro Forma Basis”).

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Information Memorandum” means the Confidential Information Memorandum dated December 2004, relating to Holdings, the Borrower and the Restatement Transactions.

“Initial Public Offering” has the meaning assigned to such term in the preamble to this Agreement.

“Interest Election Request” means a request by the Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.07 and substantially in the form of Exhibit C hereto, or such other form as shall be approved by the Administrative Agent.

“Interest Payment Date” means (a) with respect to any ABR Loan (including a Swingline Loan), the last Business Day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or subject to the availability to each Lender participating in such Borrowing, nine or twelve months) thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“IPO Transactions” has the meaning assigned to such term in the preamble to this Agreement.

“Issuing Bank” means, as the context may require, (a) Credit Suisse First Boston, with respect to Letters of Credit issued by it, and (b) any other Revolving Lender that becomes an Issuing Bank pursuant to Section 2.05(i), with respect to Letters of Credit issued by it.  An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Joint Venture” means (a) Buyers Access and (b) any joint venture arrangement (whether structured as a corporation, limited liability company, partnership or other entity or arrangement), which is not a Subsidiary but in which the Borrower or any Subsidiary owns or controls any Equity Interests.

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.  The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Incremental Facility Amendment, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.  Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement.

“Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, by reference to the British Bankers’ Association Interest Settlement Rates (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) as the rate for dollar deposits with a maturity comparable to such Interest Period.  In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the bank serving as the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” means the Amendment and Restatement Agreement, this Agreement, the promissory notes, if any, executed and delivered pursuant to Section 2.09(e), any Incremental Facility Amendment, the Collateral Agreement and the other Security Documents.

“Loan Parties” means Holdings, the Borrower and the Subsidiary Loan Parties.

“Loans” means the loans made by the Lenders to the Borrower pursuant to the Existing Credit Agreement (to the extent outstanding on the date hereof), this Agreement or an Incremental Facility Amendment.

“Long-Term Indebtedness” means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

“Material Adverse Effect” means a material adverse effect on (a) the condition (financial or otherwise), assets, operations or business of Holdings, the Borrower and the Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the rights of or benefits available to the Lenders under any Loan Document.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $10,000,000.  For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations.  Each Mortgage shall be satisfactory in form and substance to the Collateral Agent.

“Mortgaged Property” means, initially, each parcel of real property and the improvements thereon owned by a Loan Party and identified on Schedule 1.01(a), and includes each other parcel of real property and improvements thereon with respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Leverage Ratio” means, on any date, the ratio of (a) Net Total Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

“Net Proceeds” means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by Holdings, the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by Holdings, the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Holdings, the Borrower and the Subsidiaries, and the amount of any reserves established by Holdings, the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

“Net Sales” means, for any period, the net sales of Holdings, the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Net Senior Secured Leverage Ratio” means, on any date, the ratio of (a) Net Total Secured Senior Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date).

“Net Total Indebtedness” means, as of any date, the sum of (a) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis; provided that, for purposes of clause (b) above, the term “Indebtedness” shall not include (i) contingent obligations of the Borrower or any Subsidiary as an account party in respect of any letter of credit or letter of guaranty unless such letter of credit or letter of guaranty supports an obligation that constitutes Indebtedness and (ii) Indebtedness permitted by clause (xi) of Section 6.01 (a) to the extent the sole recourse with respect to such Indebtedness is to the Borrower’s Equity Interests in Buyers Access, minus (c) the aggregate amount of cash and Permitted Investments of Holdings, the Borrower and the Subsidiaries as of such date, provided that (x) the aggregate amount of cash and Permitted Investments permitted to be included in this clause (c) shall not exceed $10,000,000 and (y) for purposes of calculating Net Total Indebtedness on December 31, 2004, if the irrevocable notice relating to the redemption of 35% of the outstanding aggregate principal amount of the Senior Subordinated Notes of the Borrower pursuant to Section 6.08(b)(v) shall have been delivered to the trustee under the Senior Subordinated Notes Indenture, then such redemption shall be deemed to have occurred on December 31, 2004, with approximately $78,100,000 of cash and Permitted Investments of Holdings, the Borrower and the Subsidiaries as of such date.

“Net Total Senior Secured Indebtedness” means, as of any date, (a) Net Total Indebtedness as of such date minus (b) without duplication, the portion of Net Total Indebtedness as of such date represented by (i) Indebtedness that is expressly subordinated in right of payment to the Obligations and (ii) Indebtedness that is not secured by any Lien.

“Net Working Capital” means, at any date, (a) the consolidated current assets of the Borrower and the Subsidiaries, as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and the Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness).  Net Working Capital at any date may be a positive or negative number.  Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(b).

“Obligations” has the meaning assigned to such term in the Collateral Agreement.

“Original Closing Date” means May 29, 2003.

“Other Taxes” means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

“Participant” has the meaning set forth in Section 9.04.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” means a certificate in the form of Exhibit F or any other form approved by the Collateral Agent.

“Permitted Acquisition” means any acquisition by the Borrower or a wholly owned Subsidiary Loan Party of all the outstanding Equity Interests in, all or substantially all the assets of, or all or substantially all the assets constituting a division or line of business of, a Person if (a) such acquisition was not preceded by, or consummated pursuant to, a hostile offer, (b) no Default has occurred and is continuing or would result therefrom, (c) all transactions related thereto are consummated in accordance with applicable laws, (d) all actions required to be taken with respect to such acquired or newly formed Subsidiary or assets under Sections 5.12 and 5.13 shall have been taken, (e) on a Pro Forma Basis, as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, (i) the Borrower is in compliance with the covenants contained in Sections 6.12 and, 6.13 and (ii) the Net Senior Leverage Ratio is less than 2.50 to 1.00, (f) the business of such Person or such assets, as the case may be, constitute a business permitted by Section 6.03(b), and (g) the Borrower has delivered to the Administrative Agent an officers’ certificate to the effect set forth in clauses (a), (b), (c), (d), (e) and (f) above, together with all relevant financial information for the Person or assets to be acquired.

“Permitted Encumbrances” means:

(a)                                  Liens imposed by law for taxes, fees, assessments and other governmental charges that are not yet due or are being contested in compliance with Section 5.04;

(b)                                 carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 45 days or are being contested in compliance with Section 5.05;

(c)                                  pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d)                                 deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e)                                  judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(f)                                    easements, zoning restrictions, rights-of-way, minor defects or irregularities of title and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and

(g)                                 landlords’ and lessors’ and other like Liens in respect of rent not in default;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Investments” means:

(a)                                  direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b)                                 investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A1 by S&P or P-1 by Moody’s;

(c)                                  investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d)                                 fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e)                                  money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Investors” means Parthenon Capital, Inc., J.P.  Morgan Partners LLC, General Motors Investment Management Corporation, Michael J.  Grebe, William E.  Sanford, William R.  Pray, William S.  Green, Charles Blackmon and any Affiliate of the foregoing.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower has any liability or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prepayment Event” means:

(a)                                  any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary, other than dispositions described in clauses (a), (b), (c), (d), (e), (g) and (i) of Section 6.05; or

(b)                                 any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary, with a fair value immediately prior to such event equal to or greater than $2,000,000; or

(c)                                  the incurrence by the Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01.

“Pricing Certificate” means a certificate signed by a Financial Officer, certifying the Net Leverage Ratio or Leverage Ratio, as applicable, for any period of four fiscal quarters for which the Net Leverage Ratio or Leverage Ratio, as applicable, is calculated.

“Prime Rate” means the rate of interest per annum determined from time to time by the Administrative Agent as its prime rate in effect for dollars at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Pro Forma Basis” means, with respect to the calculation of any financial ratio for any period of four consecutive fiscal quarters (the “Reference Period”) pursuant to Section 2.20, Section 6.04(a) or Section 6.08(a)(viii):

(a)                                  in making any determination of Consolidated EBITDA, pro forma effect shall be given to any Permitted Acquisition that occurred during such Reference Period or thereafter and through and including the date of consummation of the event requiring the calculation of such financial ratio, as if such Permitted Acquisition occurred on the first day of such Reference Period;

(b)                                 in making any determination of Net Total Indebtedness, Net Total Senior Secured Indebtedness or Consolidated Cash Interest Expense, pro forma effect shall be given to any incurrence, repayment or assumption of Indebtedness that occurred during such Reference Period or thereafter and through and including the date of consummation of the event requiring the calculation of such financial ratio, as if such incurrence, repayment or assumption of Indebtedness occurred on the first day of such Reference Period; and

(c)                                  in making any determination of Net Total Indebtedness or Net Total Senior Secured Indebtedness in connection with any Permitted Acquisition, the term “Indebtedness” shall be deemed to include the Borrower’s good faith estimate, as of the date of consummation of such Permitted Acquisition, of the aggregate amount that will be payable by the Borrower and the Subsidiaries pursuant to any post-closing payment adjustments or earn-outs with respect to such Permitted Acquisition, in the case of clauses (a) and (b) with such pro forma adjustments (i) as would be permitted to be reflected in pro forma financial information complying with the requirements of Article 11 of Regulation S-X under the Securities Act (and the interpretations of the SEC thereunder) and (ii) that represent cost savings reasonably expected by such Financial Officer to be realized within 12 months of the consummation of the applicable Permitted Acquisition.

“Proposed Change” has the meaning assigned to such term in Section 9.02(b).

“Qualified Preferred Stock” means, with respect to Holdings, preferred stock of Holdings that (a) does not require cash dividends to be paid on or prior to the date that is 180 days after the Term Loan Maturity Date, (b) is not mandatorily redeemable pursuant to a sinking fund obligation or otherwise prior to the date that is 180 days after the Term Loan Maturity Date, (c) does not contain any maintenance covenants, other covenants adverse to the Lenders or remedies (other than voting rights and increases in dividend rates) and (d) is convertible only into common stock or other securities that would constitute Qualified Preferred Stock.

“Reaffirmation Agreement” means the Reaffirmation and Joinder Agreement substantially in the form of Exhibit G and entered into in connection with the Amendment and Restated Agreement, among Holdings, the Borrower, the other Reaffirming Parties (as defined therein) and the Collateral Agent, as amended, supplemented or otherwise modified from time to time.

“Register” has the meaning set forth in Section 9.04.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, trustees and advisors of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Required Lenders” means, at any time, Lenders having Revolving Exposures, Term Loans, Loans in respect of Incremental Extensions of Credit, if any, and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans, Loans in respect of Incremental Extensions of Credit, if any, and unused Commitments at such time.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings, the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Holdings, the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Holdings, the Borrower or any Subsidiary.

“Restatement Effective Date” means the “Restatement Effective Date”, as defined in the Amendment and Restatement Agreement.

“Restatement Transactions” means the execution and delivery of the Amendment and Restatement Agreement by each Person party thereto, the satisfaction of the conditions precedent thereof, and the consummation of the transactions contemplated thereby.

“Retained Excess Cash Flow” means, with respect to any fiscal year beginning on or after January 1, 2005, the amount of Excess Cash Flow for such fiscal year that the Borrower was not required to use to prepay the Term Loans pursuant to Section 2.11(d).

“Revolving Availability Period” means the period from and including the Restatement Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable.  The aggregate amount of the Lenders’ Revolving Commitments on the Restatement Effective Date is $100,000,000.

“Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure and Swingline Exposure at such time.

“Revolving Lender” means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

“Revolving Loan” means a Loan made pursuant to clause (b) of Section 2.01.

“Revolving Maturity Date” means May 31, 2008.

“S&P” means Standard & Poor’s Ratings Group, Inc.

“SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions.

“Security Documents” means the Collateral Agreement, the Mortgages, the Reaffirmation Agreement and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

“Senior Subordinated Debt Documents” means the Senior Subordinated Notes Indenture and all other instruments, agreements and other documents evidencing or governing the Senior Subordinated Notes or providing for any Guarantee or other right in respect thereof.

“Senior Subordinated Notes” means the 11½% senior subordinated notes due 2011 issued by the Borrower prior to the Restatement Effective Date, and the Indebtedness represented thereby.

“Senior Subordinated Notes Indenture” means the Indenture dated as of May 23, 2003, among the Borrower, the Subsidiaries listed therein and The Bank of New York, as trustee, in respect of the Senior Subordinated Notes.

“Shareholders Agreement” means the amended and restated shareholders’ agreement dated as of September 29, 2000, among the Borrower and certain shareholders of the Borrower, as amended on the Restatement Effective Date in connection with the Initial Public Offering.

“Specified Properties” means the properties (and the improvements thereon) owned by the Borrower and the Subsidiaries and set forth on Schedule 1.01(b).

“Sponsors” means Parthenon Capital, Inc., J.P.  Morgan Partners LLC and their respective Controlled Affiliates.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the bank serving as the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board).  Such reserve percentages shall include those imposed pursuant to such Regulation D.  Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Debt” means the Senior Subordinated Notes and the Additional Senior Subordinated Notes and the Indebtedness represented thereby.

“Subordinated Promissory Note” means the 4% Nonrecourse Subordinated Promissory Note due 2010 issued by Glenwood Acquisition LLC, in the aggregate principal amount of $3,275,000.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the partnership interests are, as of such date, owned, controlled or held.

“Subsidiary” means any subsidiary of the Borrower.  For the avoidance of doubt, Buyers Access shall not be deemed a Subsidiary.

“Subsidiary Loan Party” means any wholly owned Subsidiary that is not a Foreign Subsidiary.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time.  The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means Credit Suisse First Boston, in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.04.

“Syndication Agent” means JPMorgan Chase Bank.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Term Loan” means a Loan made on the Original Closing Date pursuant to clause (a) of Section 2.01 of the Existing Credit Agreement.

“Term Loan Lender” means a Lender with an outstanding Term Loan.

“Term Loan Maturity Date” means December 31, 2010.

“Total Indebtedness” means, as of any date, the sum of (a) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis; provided that, for purposes of clause (b) above, the term “Indebtedness” shall not include (i) contingent obligations of the Borrower or any Subsidiary as an account party in respect of any letter of credit or letter of guaranty unless such letter of credit or letter of guaranty supports an obligation that constitutes Indebtedness and (ii) Indebtedness permitted by clause (xi) of Section 6.01 (a) to the extent the sole recourse with respect to such Indebtedness is to the Borrower’s Equity Interests in Buyers Access.

“Transactions” means (a) the IPO Transactions and (b) the Restatement Transactions.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02.  Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”).  Borrowings also may be classified and referred to by Class (e.g., a

“Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).

SECTION 1.03.  Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04.  Accounting Terms; GAAP.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

ARTICLE II

The Credits

SECTION 2.01.  Commitments.  (a)  Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

(b)                                 The Term Loans were made by the Lenders on the Original Closing Date.  All Term Loans outstanding under the Existing Credit Agreement on the Restatement Effective Date (after giving effect to the prepayment of Term Loans with the Net Proceeds of the Initial Public Offering as contemplated by the Amendment and Restatement Agreement) shall remain outstanding hereunder on the terms set forth herein.  Amounts prepaid or repaid in respect of Term Loans may not be reborrowed.

SECTION 2.02.  Loans and Borrowings.  (a)  Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)                                 Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith; provided that all Revolving Borrowings made on the Restatement Effective Date must be made as ABR Borrowings.  Each Swingline Loan shall be an ABR Loan.  Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)                                  At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $2,000,000.  At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000.  Each Swingline Loan shall be in an amount that is an integral multiple of $250,000 and not less than $500,000.  Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.  Notwithstanding anything to the contrary in this Section 2.02(c), an ABR Revolving Borrowing or Swingline Loan may be in an aggregate amount that is (i) equal to the entire unused balance of the total Revolving Commitments or (ii) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e).

(d)                                 Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date or Term Loan Maturity Date, as applicable.

SECTION 2.03.  Requests for Borrowings.  To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing (unless otherwise waived by the Administrative Agent) or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing.  Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request signed by the Borrower.  Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)                                     the aggregate amount of such Borrowing;

(ii)                                  the date of such Borrowing, which shall be a Business Day;

(iii)                               whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv)                              in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;

(v)                                 the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06; and

(vi)                              whether all or a portion of the proceeds of such Borrowing will be used to finance Permitted Acquisitions and, after giving effect to such Borrowing, the aggregate principal amount of outstanding Revolving Loans used to finance Permitted Acquisitions (which shall be determined as set forth in Section 2.11(f)).

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.  If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04.  Swingline Loans.  (a)  Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $15,000,000 or (ii) the aggregate amount of the Lenders’ Revolving Exposures exceeding the total amount of the Lenders’ Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

(b)                                 To request a Swingline Loan, the Borrower shall notify the Swingline Lender of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan.  Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day), amount of the requested Swingline Loan, and the wire transfer instructions for the account of the Borrower to which proceeds of the Swingline Loan are to be disbursed.  The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the account of the Borrower specified in the notice (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

(c)                                  The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding.  Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans.  Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders.  The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender.  Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason.  The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

SECTION 2.05.  Letters of Credit.  (a)  General.  Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Revolving Availability Period.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b)                                 Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank (which may be any Issuing Bank selected by the Borrower if there is more than one Issuing Bank) and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $20,000,000 and (ii) the aggregate amount of the Lenders’ Revolving Exposures shall not exceed the total amount of the Lenders’ Revolving Commitments.

(c)                                  Expiration Date.  Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date; provided that any standby Letter of Credit may contain customary automatic renewal provisions agreed upon by the Borrower and the applicable Issuing Bank pursuant to which the expiration date is automatically extended by a specific time period (but not to a date later than the date set forth in clause (ii) above) unless the applicable Issuing Bank gives notice to the beneficiary of such Letter of Credit at least 60 days prior to the expiration date of such Letter of Credit.

(d)                                 Participations.  By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, the applicable Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit.  In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)                                  Reimbursement.  If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 3:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 3:00 p.m., New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan.  If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof.  Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders.  Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such applicable Issuing Bank, then to such Lenders and the applicable Issuing Bank as their interests may appear.  Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the applicable Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f)                                    Obligations Absolute.  The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.  Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of any Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.  The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)                                 Disbursement Procedures.  An Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  The applicable Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the applicable Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement in accordance with Section 2.05(e).

(h)                                 Interim Interest.  If an Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i)                                     Issuing Banks.  Any Issuing Bank may be terminated, and any existing Revolving Lender may become an Issuing Bank, in each case at any time by written agreement among the Borrower, the Administrative Agent and the terminated Issuing Bank or additional Issuing Bank (as applicable).  The Administrative Agent shall notify the Lenders of any such additional Issuing Bank.  At the time any such termination shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.12(b).  From and after the effective date of any such addition of an Issuing Bank, the additional Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it.  After the termination of an Issuing Bank hereunder, the terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not be required to issue additional Letters of Credit.

(j)                                     Cash Collateralization.  If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposures representing greater than 50% of the total LC Exposures) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposures as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII.  The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b).  Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement.  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposures representing greater than 50% of the total LC Exposures), be applied to satisfy other obligations of the Borrower under this Agreement.  If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

SECTION 2.06.  Funding of Borrowings.  (a)  Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04.  The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans and Swingline Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

(b)                                 Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans.  If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing as of the date of such Borrowing.

SECTION 2.07.  Interest Elections.  (a)  Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section.  The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.  This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b)                                 To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request signed by the Borrower.

(c)                                  Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (e) of this Section:

(i)                                     the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)                                  the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)                               whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)                              if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)                                 Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)                                  If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.08.  Termination and Reduction of Commitments.  (a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Maturity Date.

(b)                                 The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $5,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the aggregate amount of the Lenders’ Revolving Exposures would exceed the total amount of the Lenders’ Revolving Commitments.

(c)                                  The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof.  Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent, which shall promptly notify the Lenders, on or prior to the specified effective date) if such condition is not satisfied.  Any termination or reduction of the Commitments of any Class shall be permanent.  Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

SECTION 2.09.  Repayment of Loans; Evidence of Debt.  (a)  The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the Revolving Maturity Date; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

(b)                                 Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)                                  The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)                                 The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e)                                  Any Lender may request that Loans of any Class made by it be evidenced by a promissory note.  In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.10. Amortization of Term Loans.  (a)  Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

Date	Amount
March 31, 2005	$250,000
June 30, 2005	250,000
September 30, 2005	250,000
December 30, 2005	250,000
March 31, 2006	250,000
June 30, 2006	250,000
September 29, 2006	250,000
December 29, 2006	250,000
March 30, 2007	250,000
June 29, 2007	250,000
September 28, 2007	250,000
December 31, 2007	250,000
March 31, 2008	250,000
June 30, 2008	250,000
September 30, 2008	250,000
December 31, 2008	250,000
March 31, 2009	250,000
June 30, 2009	250,000
November 30, 2009	250,000
December 31, 2009	250,000
March 31, 2010	250,000
June 30, 2010	250,000
September 30, 2010	250,000
December 31, 2010	94,250,000

(b)                                 To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date.

(c)                                  Any prepayment of a Term Borrowing or an Incremental Extension of Credit shall be (i) in the case of prepayments made pursuant to Section 2.11(a), allocated between the Term Borrowings and the Incremental Extensions of Credit as directed by the Borrower and applied to reduce the remaining subsequent scheduled repayments of the Term Borrowings or Incremental Extensions of Credit, as applicable, pursuant to this Section in direct order of maturity and (ii) in the case of prepayments made pursuant to Section 2.11(c), Section 2.11(d) or Section 6.01(a)(viii), allocated between the Term Borrowings and Incremental Extensions of Credit ratably and applied (x) in the case of Term Borrowings, to reduce the subsequent scheduled repayments of the Term Borrowings to be made pursuant to this Section within such Class ratably and (y) in the case of Incremental Extensions of Credit, as agreed in the applicable Incremental Facility Amendment implementing such Incremental Extension of Credit.

(d)                                 Prior to any repayment of any Term Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, (i) three Business Days before the scheduled date of such repayment in the case of Eurodollar Borrowings or (ii) one Business Day before the scheduled date of repayment in the case of ABR Borrowings.  Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing.  Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

SECTION 2.11.  Prepayment of Loans.  (a)  The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

(b)                                 In the event and on such occasion that the aggregate amount of the Lenders’ Revolving Exposures exceeds the total amount of the Lenders’ Revolving Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

(c)                                  In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Term Borrowings and Incremental Extensions of Credit in an aggregate amount equal to 100% of such Net Proceeds; provided that, in the case of any event described in clauses (a) or (b) of the definition of the term “Prepayment Event”, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 360 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied or committed to be applied pursuant to a bona fide contract by the end of such 360-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

(d)                                 Commencing with the fiscal year ending December 31, 2005, the Borrower shall prepay Term Borrowings and Incremental Extensions of Credit in an

aggregate amount equal to (i) the excess of (A) 50% of Excess Cash Flow over (B) prepayments of Term Loans and Incremental Extensions of Credit under Section 2.11 (a) during such fiscal year, for any fiscal year for which the Net Leverage Ratio at the end of such fiscal year is greater than or equal to 3.75 to 1.00, (ii) the excess of (A) 25% of Excess Cash Flow over (B) prepayments of Term Loans and Incremental Extensions of Credit under Section 2.11(a) during such fiscal year, for any fiscal year for which the Net Leverage Ratio at the end of such fiscal year is greater than or equal to 3.00 to 1.00 and less than 3.75 to 1.00 and (iii) 0% of Excess Cash Flow for any fiscal year for which the Net Leverage Ratio at the end of such fiscal year is less than 3.00 to 1.00.  Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

(e)                                  Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section.

(f)                                    The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08.  Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment.  Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing; provided that prepayments of Revolving Borrowings shall be deemed to be applied first, to Revolving Borrowings used for purposes other than to finance Permitted Acquisitions and second, to Revolving Borrowings used to finance Permitted Acquisitions.  Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

(g)                                 All voluntary prepayments of the Term Loans effected on or prior to the first anniversary of the Restatement Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new term loans under this Agreement, as amended, amended and restated, supplemented, waived or otherwise modified from time to time (excluding a refinancing of all the facilities outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction)), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments if the Applicable Rate (or similar interest rate spread) applicable to such new term loans is or, upon the satisfaction of certain conditions, could be less than the Applicable Rate applicable to the Term Loans on the Restatement Effective Date.

SECTION 2.12.  Fees.  (a)  The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at a rate equal to 0.50% per annum on the average daily unused amount of each Revolving Commitment of such Lender during the period from and including the Original Closing Date to but excluding the date on which the Revolving Commitments terminate.  Accrued commitment fees shall be payable in arrears on the last Business Day of each March, June, September and December and on the date on which such Commitments terminate, commencing on the first such date to occur after the date hereof.  All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

(b)                                 The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Original Closing Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the applicable Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and such Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Original Closing Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the applicable Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.  Participation fees and fronting fees shall be payable on the last Business Day of each March, June, September and December, commencing on the first such date to occur after the Original Closing Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand.  Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand.  All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)                                  The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

(d)                                 All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto.  Fees paid shall not be refundable under any circumstances.

SECTION 2.13.  Interest.  (a)  The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b)                                 The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)                                  Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

(d)                                 Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)                                  All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14.  Alternate Rate of Interest.  If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a)                                  the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(b)                                 the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (which notice the Administrative Agent agrees to give promptly after such circumstances cease to exist), (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

SECTION 2.15.  Increased Costs.  (a)  If any Change in Law shall:

(i)                                     impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement to the extent reflected in the Adjusted LIBO Rate) or any Issuing Bank; or

(ii)                                  impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or any Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b)                                 If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.

(c)                                  A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)                                 Failure or delay on the part of any Lender or an Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.16.  Break Funding Payments.  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss (other than loss of margin or anticipated profit), cost and expense attributable to such event.  In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest

Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECTION 2.17.  Taxes.  (a)  Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, a Lender or an Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)                                 In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)                                  The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(d)                                 As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)                                  Each Foreign Lender shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, pursuant to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement.

(f)                                    If the Administrative Agent or a Lender determines, in its sole good faith discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall upon such determination pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.  This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

SECTION 2.18.  Payments Generally; Pro Rata Treatment; Sharing of Setoffs.  (a)  The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent at its offices at Eleven Madison Avenue, New York, New York, except payments to be made directly to an Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment under any Loan Document shall be due on a day that is not a

Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments under each Loan Document shall be made in dollars.

(b)                                 If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c)                                  If any Lender shall, by exercising any right of set-off or counterclaim or by taking a credit against the purchase price payable in respect of Collateral pursuant to Section 5.01 of the Collateral Agreement or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)                                 Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders or each Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)                                  If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.19.  Mitigation Obligations; Replacement of Lenders.  (a)  If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)                                 If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Revolving Commitment is being assigned, each Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a material reduction in such compensation or payments.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.20.  Incremental Extensions of Credit.  At any time prior to the Term Loan Maturity Date, subject to the terms and conditions set forth herein, the Borrower may at any time and from time to time, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy of such notice to each of the Lenders), request to add additional term loans (the “Incremental Extensions of Credit”) in minimum principal amounts of $50,000,000; provided that immediately prior to and after giving effect to any Incremental Facility Amendment (as defined below), (a) no Default has occurred or is continuing or shall result therefrom and (b) on a Pro Forma Basis, as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, (i) the Borrower shall be in compliance with the covenants contained in Sections 6.12 and 6.13 and (ii) the Net Senior Secured Leverage Ratio shall be less than 2.50 to 1.00.  The Incremental Extensions of Credit (a) shall be in an aggregate principal amount not exceeding $100,000,000, (b) shall rank pari passu in right of payment and right of security in respect of the Collateral with the Term Loans and (c) other than amortization, pricing and maturity date, shall have the same terms as the Term Loans as in effect immediately prior to the effectiveness of the applicable Incremental Facility Amendment; provided that (i) if the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Lenders providing such Incremental Extensions of Credit) relating to the Incremental Extensions of Credit exceeds the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Term Loan Lenders) relating to the Term Loans by more than 0.25%, the Applicable Rate relating to the Term Loans shall be adjusted to be equal to the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Lenders providing such Incremental Extensions of Credit) relating to the applicable Incremental Extensions of Credit minus 0.25%, (ii) the Incremental Extensions of Credit shall not have a final maturity date earlier than the Term Loan Maturity Date and (iii) the Incremental Extensions of Credit shall not have a weighted average life that is shorter than that of the then-remaining weighted average life of the Term Loans.  No Term Loan Lender shall be obligated to provide any Incremental Extension of Credit unless it so agrees.  Any additional bank, financial institution, Term Loan Lender or other Person that elects to extend Incremental Extensions of Credit shall be reasonably satisfactory to the Borrower and the Administrative Agent (any such bank, financial institution, Term Loan Lender or other Person being called an “Additional Lender”) and shall become a Lender under this Agreement, pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement, giving effect to the modifications permitted by this Section 2.20, and, as appropriate, the other Loan Documents, executed by the Borrower, each Additional Lender and the Administrative Agent.  Commitments in respect of Incremental

Extensions of Credit shall be Commitments under this Agreement.  An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.20 (including voting provisions applicable to the Additional Lenders comparable to the provisions of clause (B) of the second proviso of Section 9.02).  The effectiveness of any Incremental Facility Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Borrowing” in such Section 4.02 shall be deemed to refer to the Incremental Facility Closing Date).  The proceeds of the Incremental Extensions of Credit shall be used to make Permitted Acquisitions or to repay outstanding Revolving Loans.

ARTICLE III

Representations and Warranties

Each of Holdings and the Borrower represents and warrants to the Lenders that:

SECTION 3.01.  Organization; Powers.  Each of Holdings, the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own or lease its properties and to carry on its business as currently conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02.  Authorization; Enforceability.  The Transactions to be entered into by each Loan Party are within such Loan Party’s powers and have been duly authorized by all necessary company and, if required, stockholder or member action.  This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03.  Governmental Approvals; No Conflicts.  The Transactions (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any material applicable law or regulation or the charter, by-laws or other organizational documents of Holdings, the Borrower or any Subsidiary or any material order of any Governmental Authority, (c)

will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings, the Borrower or any Subsidiary or its assets, or give rise to a right thereunder to require any payment to be made to Holdings, the Borrower or any of the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any of the Subsidiaries, except Liens created under the Loan Documents.

SECTION 3.04.  Financial Condition; No Material Adverse Change.  (a)The Borrower has heretofore furnished to the Lenders (i) its consolidated balance sheet as of December 27, 2002 and December 26, 2003, (ii) its consolidated statements of income, stockholders’ equity and cash flows for the fiscal years ended December 28, 2001, December 27, 2002 and December 26, 2003, in the case of clauses (i) and (ii), reported on by Deloitte & Touche LLP, independent public accountants, and (iii) its consolidated balance sheet and consolidated statements of income, stockholders’ equity and cash flows as of and for the fiscal quarter and nine-month period ended September 24, 2004 (and the comparable period for the prior fiscal year), as reviewed by Deloitte & Touche LLP, independent public accountants, in accordance with Statement on Auditing Standards No.  100 and certified by the chief financial officer of the Borrower.  Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and the Subsidiaries, on a consolidated basis, as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (iii) above.

(b)                                 The Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of September 24, 2004, prepared giving effect to the Transactions as if the Transactions had occurred on such date.  Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by the Borrower to be reasonable), (ii) is based on the best information available to the Borrower after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Borrower and the Subsidiaries, on a consolidated basis, as of the Restatement Effective Date as if the Transactions had occurred on such date.

(c)                                  Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of Holdings, the Borrower or the Subsidiaries has, as of the Restatement Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

(d)                                 Since December 27, 2002, there has been no material adverse change in the condition (financial or otherwise), assets, operations or business of Holdings, the Borrower and the Subsidiaries, taken as a whole.

SECTION 3.05.  Properties.  (a)  Each of Holdings, the Borrower and the Subsidiaries has good title to, or valid leasehold interests in, all the real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b)                                 Each of Holdings, the Borrower and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and, to the knowledge of Holdings or the Borrower, the use thereof by Holdings, the Borrower and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c)                                  Schedule 3.05 sets forth the address of each real property that is owned or leased by Holdings, the Borrower or any of the Subsidiaries as of the Restatement Effective Date after giving effect to the Transactions.

(d)                                 As of the Restatement Effective Date, none of Holdings, the Borrower or any of the Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any Specified Property or any sale or disposition thereof in lieu of condemnation.  Neither any Mortgaged Property or any Specified Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or Specified Property or interest therein.

SECTION 3.06.  Litigation and Environmental Matters.  (a)  There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings or the Borrower, threatened against or affecting Holdings, the Borrower or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

(b)                                 Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Holdings, the Borrower or any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

SECTION 3.07.  Compliance with Laws and Agreements.  Each of Holdings, the Borrower and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  No Default has occurred and is continuing.

SECTION 3.08.  Investment and Holding Company Status.  None of Holdings, the Borrower or any of the Subsidiaries is (a) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

SECTION 3.09.  Taxes.  Each of Holdings, the Borrower and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which Holdings, the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves to the extent required by GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10.  ERISA.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to result, could reasonably be expected to result in an unsatisfied liability of Holdings, the Borrower and the Subsidiaries in an aggregate amount exceeding $5,000,000 for all periods.  The present value of all accumulated benefit obligations under all Plans (based on the assumptions used by such Plan for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount greater than $5,000,000.  The minimum funding standards of ERISA and the Code with respect to each Plan have been satisfied.

SECTION 3.11.  Disclosure.  The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which Holdings, the Borrower or any of the Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Holdings and the Borrower represent only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time.

SECTION 3.12.  Subsidiaries.  Holdings does not have any subsidiaries other than the Borrower and the Subsidiaries.  Schedule 3.12 sets forth the name of, and the ownership interest of the Borrower in, each Subsidiary and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Restatement Effective Date.

SECTION 3.13.  Insurance.  Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of Holdings, the Borrower and the Subsidiaries as of the Restatement Effective Date.  As of the Restatement Effective Date, all premiums in respect of such insurance have been paid.  The Borrower believes that the insurance maintained by or on behalf of Holdings, the Borrower and the Subsidiaries is adequate.

SECTION 3.14.  Labor Matters.  As of the Restatement Effective Date, there are no strikes, lockouts or slowdowns against Holdings, the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened.  The hours worked by and payments made to employees of Holdings, the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters.  All payments due from Holdings, the Borrower or any Subsidiary, or for which any claim may be made against Holdings, the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Holdings, the Borrower or such Subsidiary.  The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any Subsidiary is bound.

SECTION 3.15.  Solvency.  Immediately after the consummation of the Transactions to occur on the Restatement Effective Date and immediately following the making of each Loan made on the Restatement Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is currently conducted and is proposed to be conducted following the Restatement Effective Date.

SECTION 3.16.  Senior Indebtedness; Designated Senior Indebtedness.  The Obligations constitute “Senior Indebtedness” and “Designated Senior Indebtedness” under and as defined in the Senior Subordinated Debt Documents and the Subordinated Promissory Note (and to the extent any Additional Senior Subordinated Notes are issued, the documents governing the Additional Senior Subordinated Notes).

ARTICLE IV

Conditions

SECTION 4.01.  [Intentionally Omitted.]

SECTION 4.02.  Each Credit Event.  The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of any Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

(a)                                  The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, except to the extent such representations and warranties expressly relate to an earlier date, as applicable.

(b)                                 At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Holdings and the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

SECTION 5.01.  Financial Statements and Other Information.  Holdings and the Borrower will furnish to the Administrative Agent and each Lender through the Administrative Agent:

(a)                                  within 90 days (or such shorter period as the SEC shall specify for the filing of annual reports on Form 10-K) after the end of each fiscal year of the Borrower, a copy of its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures as of the end of and for the previous fiscal year, all reported on by Deloitte and Touche LLP or other independent public accountants of recognized national standing (without a

“going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b)                                 within 45 days (or such shorter period as the SEC shall specify for the filing of quarterly reports on Form 10-Q) after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided that the foregoing shall not apply if the Borrower is required to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended, and has filed a quarterly report on Form 10-Q with the SEC, which report shall be furnished to the Administrative Agent promptly following such filing;

(c)                                  concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating whether there has been compliance with Sections 6.12, 6.13 and 6.14 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower’s audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d)                                 concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default and, if such knowledge has been obtained, describing such Default (which certificate may be limited to the extent required by accounting rules or guidelines);

(e)                                  within 30 days after the commencement of each fiscal year of the Borrower commencing with the fiscal year 2006, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

(f)                                    promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Subsidiary with the SEC, or with any national securities exchange, as the case may be; and

(g)                                 promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

SECTION 5.02.  Notices of Material Events.  Holdings and the Borrower will furnish to the Administrative Agent and each Lender through the Administrative Agent prompt written notice of the following:

(a)                                  the occurrence of any Default;

(b)                                 the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Holdings, the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c)                                  the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in an unsatisfied liability of Holdings, the Borrower and the Subsidiaries in an aggregate amount exceeding $250,000; and

(d)                                 any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03.  Information Regarding Collateral.  (a)  Holdings and the Borrower will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s name, (ii) in the jurisdiction of incorporation or organization of any Loan Party, (iii) in any office in which any Loan Party maintains books or records relating to Collateral owned by it, or (iv) in any Loan Party’s organizational identification number.  Holdings and the Borrower also agree to promptly provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the preceding sentence.  Holdings and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent, for the benefit of the Lenders, to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.  The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(b)                                 Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer and the chief legal officer of the Borrower (i) setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Original Closing Date (as updated on the Restatement Effective Date) or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Collateral Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).  Each certificate delivered pursuant to this Section 5.03(b) shall identify in the format of Schedule III to the Collateral Agreement all Intellectual Property (as defined in the Collateral Agreement) in existence on the date thereof and then not listed on such Schedule or previously so identified.

SECTION 5.04.  Existence; Conduct of Business.  Each of Holdings and the Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

SECTION 5.05.  Payment of Obligations.  Each of Holdings and the Borrower will, and will cause each of the Subsidiaries to, pay its Material Indebtedness and other material obligations, including Tax liabilities, on or before the time that the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Holdings, the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto to the extent required by GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.06.  Maintenance of Properties.  Each of Holdings and the Borrower will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

SECTION 5.07.  Insurance.  Each of Holdings and the Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents.  The Borrower will furnish to the Administrative Agent, promptly following its request, information in reasonable detail as to the insurance so maintained.

SECTION 5.08.  Casualty and Condemnation.  The Borrower (a) will furnish to the Administrative Agent and each Lender, through the Administrative Agent, prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of the Security Documents.

SECTION 5.09.  Books and Records; Inspection and Audit Rights.  Each of Holdings and the Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.  Each of Holdings and the Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties during normal business hours, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

SECTION 5.10.  Compliance with Laws.  Each of Holdings and the Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, including Environmental Laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.11.  Use of Proceeds and Letters of Credit.  The proceeds of the Revolving Loans will be used only for general corporate purposes in the ordinary course of the Borrower’s business, including Permitted Acquisitions; provided that no more than $70,000,000 of Revolving Loans may be used to effect Permitted Acquisitions as provided in Section 6.04(a).  The proceeds of the Swingline Loans will be used only for general corporate purposes in the ordinary course of the Borrower’s business.  No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.  Letters of Credit will be issued only for general corporate purposes.

SECTION 5.12.  Additional Subsidiaries.  If any additional Subsidiary is formed or acquired after the Restatement Effective Date, the Borrower will, within three Business Days after such Subsidiary is formed or acquired, notify the Administrative Agent and the Lenders (through the Administrative Agent) thereof and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party (except for Equity Interests in any Foreign Subsidiary other than up to 65% of the outstanding voting Equity Interests and 100% of the nonvoting Equity Interests of a Foreign Subsidiary that is owned directly by a Loan Party).

SECTION 5.13.  Further Assurances.  (a)  Each of Holdings and the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties.  The Borrower also agrees to provide to the Administrative Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

(b)                                 If any material assets (including any owned real property or improvements thereon or any interest therein) are acquired by the Borrower or any Subsidiary Loan Party after the Restatement Effective Date (other than assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof), the Borrower will, within five Business Days after such material asset is acquired, notify the Administrative Agent and the Lenders (through the Administrative Agent) thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties; provided that owned real property or improvements thereon acquired by the Borrower or any Subsidiary Loan Party after the Restatement Effective Date shall not be required to be subjected to a Lien securing the Obligations unless the book value or market value of such real property and improvements is greater than $5,000,000.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of the Holdings and the Borrower covenants and agrees with the Lenders that:

SECTION 6.01.  Indebtedness; Certain Equity Securities.  (a)  Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

(i)                                     Indebtedness created under the Loan Documents;

(ii)                                  in the case of the Borrower, the Senior Subordinated Notes in an aggregate principal amount not to exceed (x) $200,000,000 less (y) the aggregate principal amount of Senior Subordinated Notes redeemed, repurchased or retired pursuant to Section 6.08 (and extensions, renewals and replacements of any such Senior Subordinated Notes that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof and that do not have terms less favorable to the Lenders and the Borrower than the Senior Subordinated Notes);

(iii)                               Indebtedness existing on the Original Closing Date (other than the Senior Subordinated Notes) and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

(iv)                              Indebtedness of the Borrower to Holdings or any Subsidiary and of any Subsidiary to Holdings, the Borrower or any other Subsidiary; provided that (A) Indebtedness of any Subsidiary that is not a Loan Party to the Borrower or any Subsidiary Loan Party shall be subject to Section 6.04 and (B) Indebtedness of the Borrower to any Subsidiary and Indebtedness of any Subsidiary Loan Party to any Subsidiary that is not a Subsidiary Loan Party shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;

(v)                                 Guarantees by Holdings, the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary; provided that (A) the Indebtedness so guaranteed is permitted by this Section, (B) Guarantees by Holdings, the Borrower or any Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04 and (C) the Subordinated Debt shall not be guaranteed by any Subsidiary that is not a Subsidiary Loan Party and any such Guarantee shall be subordinated to the Obligations of the applicable Subsidiary on the same terms as the Subordinated Debt is subordinated to its Obligations;

(vi)                              Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations (other than Capital Lease Obligations incurred pursuant to clause (x) of this Section 6.01(a)), and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a

Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $10,000,000 at any time outstanding;

(vii)                           (A) Indebtedness of any Person that becomes a Subsidiary after the date hereof, provided that (1) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (2) the aggregate principal amount of Indebtedness permitted by this clause (vii) shall not exceed $15,000,000 at any time outstanding and (B) any refinancings, renewals and replacements of any such Indebtedness pursuant to the preceding clause (A) that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

(viii)                        in the case of the Borrower, (A) the Additional Senior Subordinated Notes; provided that the proceeds of such Additional Senior Subordinated Notes shall be used (1) if no Default has occurred and is continuing or would result therefrom, to finance a Permitted Acquisition pursuant to Section 6.04(a) or (2) to repay Term Loans and (B) extensions, renewals and replacements of any such Additional Senior Subordinated Notes that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof and that do not have terms less favorable to the Lenders and the Borrower than the Additional Senior Subordinated Notes;

(ix)                                [Intentionally Omitted.]

(x)                                   Indebtedness of the Borrower or any Subsidiary consisting of Capital Lease Obligations incurred in connection with the sale and leaseback transactions relating to the Specified Properties permitted by Section 6.06(b);

(xi)                                the Subordinated Promissory Note and any pledge of the Equity Interests of Buyers Access owned by Glenwood Acquisition LLC to secure the Subordinated Promissory Note;

(xii)                             other unsecured Indebtedness in an aggregate principal amount not exceeding $20,000,000 at any time outstanding; provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties permitted by this clause (xii) shall not exceed $7,500,000 at any time outstanding; and

(xiii)                          letters of credit or bank guarantees (other than Letters of Credit issued pursuant to Section 2.05) having an aggregate face amount not in excess of $10,000,000.

(b)                                 Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, issue any preferred Equity Interests other than Qualified Preferred Stock issued to the Permitted Investors.

SECTION 6.02.  Liens.  Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)                                  Liens created under the Loan Documents;

(b)                                 Permitted Encumbrances;

(c)                                  any Lien on any property or asset of the Borrower or any Subsidiary existing on the Original Closing Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d)                                 any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(e)                                  Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (vi) of Section 6.01(a), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary;

(f)                                    Liens that are contractual rights of set-off relating to deposit accounts in favor of banks and other depositary institutions in the ordinary course of business;

(g)                                 Liens of a collection bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon;

(h)                                 Liens disclosed on any title insurance policy in respect of a Mortgaged Property reasonably approved by the Administrative Agent or any Lien of any lessee reasonably approved by the Administrative Agent;

(i)                                     any Lien arising out of the pledge of the Equity Interests owned by Glenwood Acquisition LLC in Buyers Access permitted by clause (xi) of Section 6.01(a);

(j)                                     any interest or title of a lessor under any lease entered into by the Borrower and any Lien arising from precautionary Uniform Commercial Code financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to and covering only equipment leased in accordance with any Loan Document;

(k)                                  Liens arising out of sale and leaseback transactions relating to the Specified Properties permitted by Section 6.06(b);

(l)                                     Liens securing obligations in respect of trade-related letters of credit permitted under Section 6.01(xiii), which Liens shall cover only the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof; and

(m)                               Liens on inventory to secure trade accounts payable owed to General Electric Company and its affiliates in the ordinary course of business, provided that (a) such accounts payable are not overdue and, in any event, are paid within 8 Business Days after incurrence, (b) the aggregate amount of such accounts payable that are secured by such Liens and outstanding at any one time shall not exceed $5,000,000, (c) such Liens are created pursuant to arrangements in existence on December 17, 2004, or entered into after such date on terms no less favorable to the Borrower and the Subsidiaries than those in existence on such date and (d) the inventory subject to such Liens was manufactured by, or sold under a trade name or trademark used by, General Electric Company or its affiliates.

SECTION 6.03.  Fundamental Changes.  (a)  Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) the Borrower may merge with and into Holdings, (ii) any Person may merge into the Borrower in a transaction in which the surviving entity is a Person organized or existing under the laws of the United States of America, any State thereof or the District of Columbia and, if such surviving entity is not the Borrower, such Person expressly assumes, in writing, all of the obligations of the Borrower under the Loan Documents, (iii) any Person may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary and, if any party to such merger is a Subsidiary Loan Party, is a Subsidiary Loan Party, and (iv) any Subsidiary (other than a Subsidiary Loan Party) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b)                                 The Borrower will not, and Holdings and the Borrower will not permit any of the Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Subsidiaries on the Restatement Effective Date and businesses reasonably related thereto.

(c)                                  Glenwood Acquisition LLC will not engage in any business or activity other than the ownership of Equity Interests in Buyers Access and activities incidental thereto.  Glenwood Acquisition LLC will not own or acquire any assets (other than Equity Interests in Buyers Access, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, liabilities in respect of Guarantees permitted by Section 6.01, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities).

(d)                                 Holdings will not engage in any business or activity, or own or acquire any assets or incur any liabilities, other than in connection with (i) the ownership of all the outstanding Equity Interests in the Borrower, (ii) the maintenance of its corporate existence as a public company, (iii) the consummation of the Transactions (including the payment of customary fees and expenses in connection therewith), (iv) the performance of its obligations under and in connection with the Loan Documents, (v) the consummation of any offering of its Equity Interests permitted under the terms of this Agreement (including the payment of customary fees and expenses in connection therewith), (vi) the ordinary course grant of common stock to employees and directors pursuant to the terms of any employee benefit or stock option plan; provided that, in the event of any merger of the Borrower and Holdings pursuant to clause (a) above, Holdings may engage in the activities permitted under clause (b) above and (vii) investments in its subsidiaries as permitted by Section 6.01 and Section 6.04.

SECTION 6.04.  Investments, Loans, Advances, Guarantees and Acquisitions.  Neither Holdings or the Borrower will, nor will they permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

(a)                                  Permitted Acquisitions; provided that the aggregate cash consideration paid or required to be paid by the Borrower or a wholly owned Subsidiary in connection with each Permitted Acquisition does not exceed the sum of (A) Retained Excess Cash Flow for the fiscal year ended immediately prior to the date of such Permitted Acquisition (to the extent not previously applied to repurchase Subordinated Debt, to make Permitted Acquisitions or to make Capital Expenditures), plus (B) cash generated in the ordinary course of the business of the Borrower and the Subsidiaries, plus (C) the Net Proceeds from any issuance of Equity Interests of Holdings (other than in connection with the Initial Public Offering) during the period of four consecutive fiscal quarters ended immediately prior to the date of such Permitted Acquisition (to the extent not previously applied to repurchase Subordinated Debt, to make Permitted Acquisitions, to make Capital Expenditures or to make investments under Section 6.04(m)), plus (D) (i) borrowings under the Revolving Facility in an amount equal to (x) $70,000,000, minus (y) the aggregate principal amount of Revolving Loans outstanding immediately prior to the date of such Permitted Acquisition the proceeds of which were applied previously to finance Permitted Acquisitions, plus (E) the proceeds from any Incremental Extensions of Credit (to the extent not previously applied to make Permitted Acquisitions or to prepay Revolving Loans), plus (F) in the event that, on a Pro Forma Basis as of the last day of most recently ended fiscal quarter of the Borrower for which financial statements are available, the Net Leverage Ratio is more than 0.25 below the maximum permitted Net Leverage Ratio as of the end of such fiscal quarter, as set forth in Section 6.13, the Net Proceeds of Additional Senior Subordinated Notes;

(b)                                 Permitted Investments;

(c)                                  investments existing on the Original Closing Date and set forth on Schedule 6.04;

(d)                                 investments by Holdings, the Borrower and the Subsidiaries in Equity Interests in their respective subsidiaries; provided that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Collateral Agreement (subject to the limitations applicable to Equity Interests of a Foreign Subsidiary or a Joint Venture referred to in the definition of the term “Collateral and Guarantee Requirement”) and (ii) the aggregate amount of investments by Loan Parties in, and loans and advances by Loan Parties to, and Guarantees by Loan Parties of Indebtedness of, Subsidiaries that are not Loan Parties (including all such investments, loans, advances and Guarantees existing on the Restatement Effective Date) shall not exceed $7,500,000 at any time outstanding;

(e)                                  loans or advances made by Holdings or the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Collateral Agreement and (ii) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (d)(ii) above;

(f)                                    Guarantees constituting Indebtedness permitted by Section 6.01; provided that (i) a Subsidiary shall not Guarantee the Subordinated Debt unless (A) such Subsidiary also has Guaranteed the Obligations pursuant to the Collateral Agreement and (B) such Guarantee of the Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (ii) the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (d)(ii) above;

(g)                                 investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(h)                                 receivables owing to the Borrower or a Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided that such trade terms may include such concessionary trade terms as the Borrower or any such Subsidiary deems reasonable under the circumstances;

(i)                                     investments consisting of Equity Interests, obligations, securities or other property received in settlement of delinquent accounts in the ordinary course of business and owing to the Borrower or any Subsidiary or in satisfaction of judgments;

(j)                                     investments in payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

(k)                                  loans or advances to employees made in the ordinary course of business of the Borrower or a Subsidiary not exceeding $1,000,000 in the aggregate outstanding at any one time;

(l)                                     investments in the form of Swap Agreements permitted under Section 6.07;

(m)                               investments by the Borrower or any Subsidiary financed with the Net Proceeds from any issuance of Equity Interests of Holdings during the period of four consecutive fiscal quarters ended immediately prior to the date of such investment (to the extent not previously applied to repurchase Subordinated Debt, to make Permitted Acquisitions, to make Capital Expenditures or to make investments under this clause (m)); and

(n)                                 other investments in an aggregate amount, as valued at cost at the time each such investment is made, not exceeding $20,000,000 in the aggregate for all such investments made from and after the Restatement Effective Date plus an amount equal to any repayments, interest, returns, profits, distributions, income and similar amounts actually received in cash in respect of any such investment (which amount shall not exceed the amount of such investment valued at cost at the time such investment was made).

SECTION 6.05.  Asset Sales.  Neither Holdings nor the Borrower will, nor will they permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will Holdings or the Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to the Borrower or another Subsidiary in compliance with Section 6.04), except:

(a)                                  sales, transfers and dispositions of inventory, used, obsolete, worn out or surplus equipment or property and Permitted Investments in the ordinary course of business;

(b)                                 sales, transfers and dispositions to the Borrower or a Subsidiary; provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

(c)                                  sales, transfers and dispositions of the Specified Properties;

(d)                                 sales, transfers and dispositions of accounts receivable in connection with the compromise, settlement or collection thereof;

(e)                                  sales, transfers and dispositions of investments permitted by Section 6.04(g);

(f)                                    within 360 days after the consummation of a Permitted Acquisition, the sale, transfer or disposition of assets acquired in connection with such Permitted Acquisition and not required in the operation of the business of the Borrower or any of the Subsidiaries;

(g)                                 sales, transfers and dispositions of Equity Interests in Buyers Access in accordance with the terms of the Buyers Access Operating Agreement;

(h)                                 sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary unless 100% of such Subsidiary) that are not permitted by any other clause of this Section; provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (d) shall not exceed $2,500,000 during any fiscal year of the Borrower;

(i)                                     sales, transfers and dispositions of individual or groups of related assets with a fair value of less than $500,000; provided that sales, transfers and dispositions of individual or groups of related assets pursuant to this clause (i)

shall not exceed $10,000,000 in the aggregate during the term of this Agreement; and

(j)                                     sales of a non-core line of business for a purchase price not to exceed $10,000,000; provided that sales of non-core lines of business pursuant to this clause (j) shall not exceed $25,000,000 in the aggregate during the term of this Agreement.

provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clauses (b), (d) and (i) above) shall be made for fair value and for at least 80% cash consideration.

SECTION 6.06.  Sale and Leaseback Transactions.  Neither Holdings nor the Borrower will, and nor will they permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for (a) any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after Holdings, the Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset and (b) any transaction involving the Specified Properties.

SECTION 6.07.  Swap Agreements.  Neither Holdings nor the Borrower will, and nor will they permit any of the Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which Holdings, the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of Holdings, the Borrower or any of the Subsidiaries) and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of Holdings, the Borrower or any Subsidiary.

SECTION 6.08.  Restricted Payments; Certain Payments of Indebtedness.  (a)  The Borrower will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) each of Holdings and the Borrower may declare and pay dividends with respect to its common stock, payable solely in additional shares of its common stock, and Holdings may declare and pay dividends with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (iii) the Borrower may make Restricted Payments to Holdings to permit Holdings to make payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of Holdings, the Borrower and the Subsidiaries in an aggregate amount not to exceed $7,500,000 during any fiscal year, (iv) so long as no Default has occurred and is continuing or would result therefrom, the Borrower may make Restricted Payments to Holdings to permit Holdings to make payments of or on account of monitoring or management or similar fees payable to the Permitted Investors in an aggregate amount in any fiscal year not in excess of $500,000 (plus any reasonable out-of-pocket expenses in connection therewith), (v) Holdings may (A) redeem the Qualified Preferred Stock pursuant to a conversion into common stock of Holdings and (B) make any Restricted Payments in connection with such conversion, in each case, in accordance with the terms of the Qualified Preferred Stock, (vi) the Borrower may make Restricted Payments to Holdings at such times and in such amounts (A) not exceeding $3,000,000 during any fiscal year, as shall be necessary to permit Holdings to discharge its corporate overhead (including franchise taxes and directors fees) and other permitted liabilities and to make payments permitted by Section 6.09 and (B) as shall be necessary to pay any taxes that are due and payable by Holdings as part of a consolidated group that includes the Borrower, to the extent that such taxes relate to the operations of the Borrower and the Subsidiaries, (vii) the holders of the Existing Preferred Stock may receive cash consideration in the Merger in an aggregate amount not to exceed $55,000,000, (viii) so long as no Default shall have occurred and be continuing or would result therefrom, Holdings may repurchase, redeem or retire its outstanding Equity Interests or make other Restricted Payments (and the Borrower may make Restricted Payments the proceeds of which are to be used by Holdings to effect such repurchases, redemptions or retirements) in an aggregate amount not to exceed (A) in the event the Net Leverage Ratio on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available is greater than or equal to 2.00 to 1.00, (x) $10,000,000 minus (y) the aggregate amount of Restricted Payments previously made pursuant to this clause (viii), (B) in the event the Net Leverage Ratio on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available is less than 2.00 to 1.00 and greater than or equal to 1.50 to 1.00, (x) $25,000,000 minus (y) the aggregate amount of Restricted Payments previously made pursuant to this clause (viii) and (C) in the event the Net Leverage Ratio on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available is less than 1.50 to 1.00, (x) $40,000,000 minus (y) the aggregate amount of Restricted Payments previously made pursuant to this clause (viii) and (ix) so long as no Default shall have occurred and be continuing or would result therefrom, Holdings may declare and pay dividends in respect of the shares of its common stock (and the Borrower may make Restricted Payments the proceeds of which are used by Holdings to make such dividend payments) in an aggregate amount not to exceed $2,000,000 during any fiscal year.

(b)                                 Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i)                                     payment of Indebtedness created under the Loan Documents;

(ii)                                  payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of the Subordinated Debt or the Subordinated Promissory Note prohibited by the subordination provisions thereof;

(iii)                               refinancings of Indebtedness to the extent permitted by Section 6.01;

(iv)                              payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(v)                                 redemption of the Senior Subordinated Notes in accordance with the terms of the Senior Subordinated Notes Indenture with the Net Proceeds of the Initial Public Offering (including any premium (if any) and accrued and unpaid interest thereon to the date of such redemption); provided that (A) the aggregate principal amount of Senior Subordinated Notes redeemed pursuant to this clause (v) does not exceed 35% of the aggregate principal amount of Senior Subordinated Notes outstanding immediately prior to the consummation of the Transactions and (B) such redemption occurs no later than 90 days following the consummation of the Transactions;

(vi)                              redemption, repurchase and retirement of Subordinated Debt (including any premium (if any) and accrued and unpaid interest thereon to the date of such redemption, repurchase or retirement) with the Net Proceeds of any issuance of Equity Interests of Holdings (other than the Initial Public Offering) during the period of four consecutive fiscal quarters ended immediately prior to the date of such redemption, repurchase or retirement (to the extent not previously applied to repurchase Subordinated Debt, to make Permitted Acquisitions, to make Capital Expenditures or to make investments under Section 6.04 (m)); and

(vii)                           redemption, repurchase and retirement of Subordinated Debt (including any premium (if any) and accrued and unpaid interest thereon to the date of such redemption or repurchase), at any time during any fiscal year in an aggregate amount equal to (A) $25,000,000, plus (B) Retained Excess Cash Flow for the previous fiscal year (to the extent such Retained Excess Cash Flow has not been applied previously to make Permitted Acquisitions, to repurchase Subordinated Debt or to make Capital Expenditures).

(c)                                  If, as a result of the receipt of any Net Proceeds by the Borrower or any Subsidiary in connection with any sale, transfer or other disposition pursuant to Section 6.05(c) or (g), the Borrower would be required by the terms of the Senior Subordinated Notes Documents or the terms of any Additional Senior Subordinated Notes to redeem or repurchase (or to make an offer to redeem or repurchase) any Senior Subordinated Notes or Additional Senior Subordinated Notes, then the Borrower shall, or shall cause one or more of its Subsidiaries to, (i) prepay Term Loans in accordance with Section 2.11 as if such sale, transfer or disposition constituted a “Prepayment Event” or (ii) acquire real property, equipment or other tangible assets, in each case in a manner that will eliminate any requirement to redeem or repurchase (or to make an offer to redeem or repurchase) such Senior Subordinated Notes and Additional Senior Subordinated Notes.  Any such prepayment or acquisition pursuant to this clause (c) shall be made prior to the first day on which the Borrower would be required to redeem or repurchase (or commence an offer to redeem or repurchase) Senior Subordinated Notes or Additional Senior Subordinated Notes under the Senior Subordinated Notes Documents or the terms of any such Additional Senior Subordinated Notes, as applicable.

SECTION 6.09.  Transactions with Affiliates.  Except as set forth on Schedule 6.09, neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrower and the Subsidiary Loan Parties not involving any other Affiliate, (c) any investment permitted by Sections 6.04(d)(ii), (e), (f), (m) or (n) or any Restricted Payment permitted by Section 6.08, (d) customary compensation and reimbursement of expenses of officers and directors of any Loan Party, including the issuance of Equity Interests of Holdings, in each case in the ordinary course of business and (e) any sale or disposition of inventory by the Borrower or any Subsidiary to wholly owned Foreign Subsidiaries in the ordinary course of business, at a price not less than the cost of such inventory.

SECTION 6.10.  Restrictive Agreements.  Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Holdings, the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document or Senior Subordinated Debt Document, or the terms of any Additional Senior Subordinated Notes (to the extent such restrictions or conditions are no more restrictive than those with respect to Senior Subordinated Notes), (ii) the foregoing shall not apply to restrictions and conditions existing on or about the date hereof and identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

SECTION 6.11.  Amendment of Material Documents.  Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, amend, modify or waive any of its rights under (a) any Senior Subordinated Debt Document, (b) the Subordinated Promissory Note, (c) its certificate of incorporation, by-laws or other organizational documents (other than to change its name) or (d) the terms of any Additional Senior Subordinated Notes, except for such amendments, modifications or waivers that could not be reasonably expected to effect any change materially adverse to the interests and rights of the Administrative Agent or the Lenders under any Loan Document.

SECTION 6.12.  Interest Expense Coverage Ratio.  The Borrower will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case on the last day of any period of four consecutive fiscal quarters ending on or about any date set forth below, to be less than the ratio set forth below opposite such period:

Period	Ratio
December 31, 2004	1.75 to 1.00
March 31, 2005	1.75 to 1.00
June 30, 2005	1.75 to 1.00
September 30, 2005	2.00 to 1.00
December 31, 2005	2.00 to 1.00
March 31, 2006	2.00 to 1.00
June 30, 2006	2.00 to 1.00
September 30, 2006	2.25 to 1.00
December 31, 2006	2.25 to 1.00
March 31, 2007	2.25 to 1.00
June 30, 2007	2.25 to 1.00
Thereafter	2.50 to 1.00

SECTION 6.13.  Net Leverage Ratio.  The Borrower will not permit the Net Leverage Ratio as of the last day of any fiscal quarter ending on or about any date set forth below to exceed the ratio set forth opposite such period:

Period	Ratio
December 31, 2004	4.50 to 1.00
March 31, 2005	4.50 to 1.00
June 30, 2005	4.50 to 1.00
September 30, 2005	4.50 to 1.00
December 31, 2005	4.25 to 1.00
March 31, 2006	4.00 to 1.00
June 30, 2006	4.00 to 1.00
September 30, 2006	4.00 to 1.00
December 31, 2006	3.75 to 1.00
March 31, 2007	3.75 to 1.00
June 30, 2007	3.75 to 1.00
September 30, 2007	3.75 to 1.00
Thereafter	3.50 to 1.00

SECTION 6.14.  Maximum Capital Expenditures.  (a)  The Borrower will not, nor will it permit any Subsidiary to, incur or make any Capital Expenditures during any fiscal year in an amount exceeding (i) 2.5% of Net Sales for such fiscal year, plus (ii) Retained Excess Cash Flow for the immediately prior fiscal year (to the extent such Retained Excess Cash Flow has not been applied previously to repurchase Subordinated Debt, make Permitted Acquisitions or make Capital Expenditures).

(b)                                 The amount of any Capital Expenditures permitted to be made in respect of any fiscal year shall be increased by the unused amount of Capital Expenditures that were permitted to be made during the immediately preceding fiscal year pursuant to Section 6.14(a).  Capital Expenditures in any fiscal year shall be deemed to use, first, the amount for such fiscal year set forth in Section 6.14(a) and, second, any amount carried forward to such fiscal year pursuant to this Section 6.14(b).

(c)                                  In addition to the Capital Expenditures permitted pursuant to the preceding paragraphs (a) and (b), the Borrower and the Subsidiaries may make additional Capital Expenditures with the Net Proceeds from the issuance of Equity Interests of Holdings (other than the Initial Public Offering) during the period of four consecutive fiscal quarters ended immediately prior to the date of such Capital Expenditure (to the extent not previously applied to repurchase Subordinated Debt, to make Permitted Acquisitions, to make Capital Expenditures or to make investments under Section 6.04 (m)).

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a)                                  the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)                                 the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

(c)                                  any representation or warranty made or deemed made by or on behalf of Holdings, the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect on or as of the date when made or deemed made;

(d)                                 Holdings or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of Holdings and the Borrower) or 5.11 or in Article VI;

(e)                                  any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

(f)                                    Holdings, the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

(g)                                 any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(h)                                 an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)                                     Holdings, the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any formal action for the purpose of effecting any of the foregoing;

(j)                                     Holdings, the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k)                                  one or more judgments for the payment of money in an aggregate amount in excess of $3,000,000 shall be rendered against Holdings, the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Borrower or any Subsidiary to enforce any such judgment;

(l)                                     an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in an unsatisfied liability of Holdings, the Borrower and the Subsidiaries in an aggregate amount exceeding $5,000,000 for all periods;

(m)                               (i) any Loan Document shall for any reason be asserted by Holdings, the Borrower or any Subsidiary Loan Party not to be a legal, valid and binding obligation of any party thereto; (ii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (A) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (B) as a result of the Administrative Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement or (iii) the Guarantees pursuant to the Security Documents by the Subsidiary Loan Parties of any of the Obligations shall cease to be in full force and effect (other than in accordance with the terms hereof) or shall be asserted by any Subsidiary Loan Party not to be in effect or not to be legal, valid and binding obligations; or

(n)                                 a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII

The Administrative Agent

Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents and except for documents, notices and other information to be provided to the Lenders through the Administrative Agent, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall not be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Holdings, the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for Holdings or the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time upon 30 days’ notice to the Lenders, the Issuing Banks and the Borrower.  Upon any such resignation, the Required Lenders shall have the right to appoint a successor, which successor shall be approved by the Borrower in writing, such approval not to be unreasonably withheld.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

ARTICLE IX

Miscellaneous

SECTION 9.01.  Notices.  (a)  Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)                                     if to the Borrower, to it at 801 W.  Bay Street, Jacksonville, Florida 32204, Attention of Charles Blackmon, Executive Vice President and Chief Financial Officer (Telecopy No. (904) 421-1434), with a copy to Parthenon Capital, Inc., 200 State Street, Boston, Massachusetts 02109, Attention of Drew Sawyer (Telecopy No. (617) 478-7010);

(ii)                                  if to the Administrative Agent, to Credit Suisse First Boston, Eleven Madison Avenue, New York, New York 10010, Attention of Agency Group (Telecopy No. (212) 325-8304);

(iii)                               if to an Issuing Bank, to it at its address (or facsimile number set forth in its Administrative Questionnaire (unless such Issuing Bank has specified another address or facsimile number by notice to the Borrower and the Administrative Agent));

(iv)                              if to the Swingline Lender, to it at Eleven Madison Avenue, New York, New York 10010, Attention of Agency Group (Telecopy No.  (212) 325-8304); and

(v)                                 if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(b)                                 Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c)                                  Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the Administrative Agent.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 9.02.  Waivers; Amendments.  (a)  No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b)                                 Except as provided in Section 2.20 with respect to an Incremental Facility Amendment, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or any scheduled date of payment of the principal amount of any Term Loan under Section 2.10, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, postpone the scheduled date of expiration of any Commitment or permit the expiration date of any Letter of Credit to be after the fifth Business Day prior to the Revolving Maturity Date, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of the term “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any Subsidiary Loan Party from its Guarantee under the Collateral Agreement (except as expressly provided in the Collateral Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the Security Documents (except as expressly provided in the Collateral Agreement), without the written consent of each Lender, or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Term Loan Lenders) or the Term Loan Lenders (but not the Revolving Lenders) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time.  Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by Holdings, the Borrower, the Required Lenders and the Administrative Agent (and, if their rights or obligations are affected thereby, the Issuing Banks and the Swingline Lender) if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.  In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all affected Lenders, if the consent of the Required Lenders to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 9.02(b) being referred to as a “Non-Consenting Lender”), then, so long as the

Lender that is acting as the Administrative Agent is not a Non-Consenting Lender, at the Borrower’s request, any assignee that is acceptable to the Administrative Agent shall have the right, with the Administrative Agent’s consent, to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Borrower’s request, sell and assign to such assignee, at no expense to such Non-Consenting Lender (including any processing and recordation fee as may be applicable pursuant to Section 9.04(b)(ii)(C)), all of the Commitments, Term Loans and Revolving Exposure of such Non-Consenting Lender for an amount equal to the principal balance of all Term Loans and Revolving Loans (and funded participations in Swingline Loans and unreimbursed LC Disbursements) held by such Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment and Assumption in accordance with Section 9.04(b).

SECTION 9.03.  Expenses; Indemnity; Damage Waiver.  (a)  The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their respective Affiliates (including expenses incurred in connection with due diligence), including the reasonable fees, charges and disbursements of counsel for the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)                                 The Borrower shall indemnify the Administrative Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of

Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c)                                  To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, any Issuing Bank or any Swingline Lender under paragraph (a) or (b) of this Section, (i) in the case of amounts required to be paid to the Administrative Agent, each Lender severally agrees to pay to the Administrative Agent such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount and (ii) in the case of amounts required to be paid to any Issuing Bank or any Swingline Lender, each Revolving Lender severally agrees to pay to the applicable Issuing Bank or applicable Swingline Lender, as the case may be, such Revolving Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the applicable Issuing Bank or the applicable Swingline Lender in its capacity as such.  For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

(d)                                 To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e)                                  All amounts due under this Section shall be payable not later than three Business Days after written demand therefor.

SECTION 9.04.  Successors and Assigns.  (a)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any

Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, any Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)                                 (i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it), with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A)                              the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, or if such assignment is made in connection with the syndication of the Revolving Commitments by the Agents, any other assignee;

(B)                                the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and

(C)                                the Issuing Banks; provided that no consent of the Issuing Banks shall be required for an assignment of all or any portion of a Term Loan.

(ii)                                  Assignments shall be subject to the following conditions:

(A)                              except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $2,500,000 (or, in the case of the Term Loans, $1,000,000) unless each of the Borrower and the Administrative Agent otherwise consent (such consent not to be unreasonably withheld or delayed), provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B)                                each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C)                                the parties to each assignment shall (1) electronically execute and deliver to the Administrative Agent an Assignment and Assumption via an

electronic settlement system acceptable to the Administrative Agent (which initially shall be ClearPar, LLC) or (2) if no such system shall be acceptable to the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in connection with simultaneous assignments to or by two or more Approved Funds; and

(D)                               the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

For purposes of this Section 9.04(b), the terms “Approved Fund” and “CLO” have the following meanings:

“Approved Fund” means (a) a CLO and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“CLO” means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its investing activities and is administered or managed by a Lender or an Affiliate of such Lender.

(iii)                               Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)                              The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive in the absence of clearly demonstrable error, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)                                 Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)                                  (i)  Any Lender may, without the consent of the Borrower, the Administrative Agent, any Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant.  Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

(ii)                                  A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.17(e) as though it were a Lender.

(d)                                 Any Lender may at any time pledge, assign or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge, assignment or grant to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge, assignment or grant of a security interest; provided that no such pledge, assignment or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee, assignee or grantee for such Lender as a party hereto.

SECTION 9.05.  Survival.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.  The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06.  Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.07.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08.  Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured.  The applicable Lender shall notify the Borrower and the Administrative Agent of such setoff or application; provided that any failure to give or delay in giving such notice shall not affect the validity of any such setoff or application under this Section.  The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of Process.  (a)  This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)                                 Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or their properties in the courts of any jurisdiction.

(c)                                  Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                                 Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11.  Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12.  Confidentiality.  Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees, trustees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than Holdings or the Borrower; provided that such source is not actually known by such disclosing party to be bound by an agreement containing provisions substantially the same as those of this Section.  For the purposes of this Section, “Information” means all information received from Holdings and the Borrower relating to Holdings or the Borrower or their business, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Holdings or the Borrower; provided that, in the case of information received from Holdings or the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.13.  Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.14.  USA Patriot Act.  Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA Patriot Act.

SECTION 9.15.  Existing Credit Agreement; Effectiveness of Amendment and Restatement.  Until this Agreement becomes effective in accordance with the terms of the Amendment and Restatement Agreement, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby.  After the Restatement Effective Date, all obligations of the Borrower under the Existing Credit Agreement shall become obligations of the Borrower hereunder, secured by the Security Documents, and the provisions of the Existing Credit Agreement shall be superseded by the provisions hereof.